UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23243

FS Global Credit Opportunities Fund—T2

(Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip code)

Michael C. Forman

FS Global Credit Opportunities Fund—T2

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1.	Reports to Stockholders.

The semi-annual report (the “Semi-Annual Report”) of FS Global Credit Opportunities Fund—T2 (the “Company”) transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

INVESTMENTS®

Semi-annual report
2017

FINDING VALUE TO GENERATE INCOME AND GROWTH

FS GLOBAL CREDIT OPPORTUNITIES FUND–T2

Fellow Shareholder,

I appreciate your continued trust in us as FS Global Credit Opportunities Fund moves closer to completing its fourth full year of operations. With the first half of 2017 now behind us, we provide below a look back at the key performance drivers in the global credit markets. While the market environment has significantly changed since the Fund’s launch in December 2013, we believe our value-based approach to investing in the debt of companies globally provides a differentiated way to deliver income and growth to our investors.

MARKET REVIEW

Corporate credit prices rose during the first half of 2017 even as a decline in commodity prices and ongoing political uncertainty led to brief periods of volatility, reducing investor demand for value-based corporate credit during the latter part of the period.1,2 Following a strong start to the year, momentum moderated during the second quarter as U.S. Treasury prices rose and oil prices declined to a 2017 low.

Flows into senior secured loans diminished toward the end of the first half of 2017, with bank loan mutual funds recording just a modest inflow in June after registering inflows of more than $16 billion during the prior five months.3 As a reflection of reduced investor appetite for fixed rate assets, high yield bond mutual funds recorded a net outflow of approximately $10.3 billion through the first six months of 2017.3 Corporate fundamentals were generally stable, with U.S. default activity remaining relatively modest. The trailing 12-month high yield bond and senior secured loan default rates were 1.50% and 1.42%, respectively, in June.4

Following the strong rally of 2016, returns generated by value-based areas of the market moderated in the second quarter, negatively impacted by the decline in oil prices and uptick in credit market volatility experienced during May and June. Value-based high yield bonds and value-based senior secured loans returned approximately 0.06% and -1.66%, respectively, in the second quarter of 2017 and 9.17% and 1.65%, respectively, during the first half of 2017.1,2

More broadly, high yield bonds and senior secured loans provided returns of approximately 2.14% and 0.75%, respectively, during the second quarter and 4.91% and 1.96% during the first half of 2017.5,6

Distributions have provided a meaningful portion of shareholder returns since inception.7,9

1H 2017 TOTAL RETURNS[7,9]
FSGCO–A	3.2%
FSGCO–D	3.2%
FSGCO–T	1.9%
FSGCO–ADV	1.7%

PERFORMANCE REVIEW

Given the Fund’s focus on investing in value-based credit strategies, such as event-driven opportunities, special situations and market-price inefficiencies, we expect that over the long term the Fund may provide total returns that are largely uncorrelated to events in the broader economy. By focusing on select, value-based opportunities, we aim to build a portfolio that offers the potential for high total returns compared to traditional investment strategies.

Shareholder returns outperformed value-oriented senior secured loans during the first half of 2017 and were in line with, or outperformed, senior secured loans.2,6,8,9 Distributions have continued to provide a meaningful portion of shareholder returns since the Fund’s inception.7 Especially during periods of volatility, we believe that the high level of current income generated by the Fund helps support total returns over the long term.

FINDING VALUE IN TODAY’S CREDIT MARKETS

Amid yield compression in both the high yield and senior secured loan markets during the first half of 2017, we believe investing in a select number of value-based opportunities across the capital structure offers the potential for stronger risk-adjusted returns relative to today’s low-yield market environment. We believe that the long-term nature of the fund’s strategy and the benefits of its unlisted, continuously offered closed-end fund structure position the Fund to generate attractive total returns, consisting of a high level of current income and capital appreciation, for its shareholders over the long term.

We will continue to ensure the Fund is best positioned for success for the second half of 2017 and beyond. Thank you for your continued support and trust in us.

Sincerely,

MICHAEL FORMAN

Chairman & Chief Executive Officer

FS Global Credit Opportunities Fund

1	Value-based high yield bonds are represented by the Bank of America Merrill Lynch U.S. High Yield Distressed Index, which is a subset of the Bank of America Merrill Lynch U.S. High Yield Master II Index that includes all high yield bonds that trade with a spread over U.S. Treasuries greater than or equal to 10%.
2	Value-based senior secured loans are represented by the Credit Suisse Distressed Loan Index, which is a subset of the Credit Suisse Leveraged Loan Index that contains only loan facilities that trade at a price of 90% of par or below.
3	Thomson Reuters Lipper.
4	J.P. Morgan Default Monitor, June 30, 2017.
5	Bank of America Merrill Lynch High Yield Master II Index.
6	Credit Suisse Leveraged Loan Index.
7	The payment of future distributions on Fund–A’s, Fund–D’s, Fund–T’s, Fund–T2’s and Fund–ADV’s common shares is subject to the discretion of their boards of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.
8	FS Global Credit Opportunities Fund’s feeder funds described herein are FS Global Credit Opportunities Fund–A (FSGCO–A or Fund–A), FS Global Credit Opportunities Fund–D (FSGCO–D or Fund–D), FS Global Credit Opportunities Fund–T (FSGCO–T or Fund–T), FS Global Credit Opportunities Fund–T2 (FSGCO–T2 or Fund–T2) and FS Global Credit Opportunities Fund–ADV (FSGCO–ADV or Fund–ADV).
9	Shareholder returns shown are the total returns an investor received for the applicable period taking into account all distributions paid during such period, compounded monthly. The calculation assumes that the investor purchased shares (i) for Fund–T and Fund–ADV at such fund’s public offering price, excluding selling commissions and dealer manager fees, if applicable, at the beginning of the applicable period, or (ii) for Fund–A or Fund–D, their respective net asset values per share at the beginning of the applicable period; and in each case reinvested all cash distributions pursuant to Fund–A’s, Fund–D’s, Fund T’s or Fund–ADV’s distribution reinvestment plan (DRP). Valuation as of the end of each period is the redemption price pursuant to Fund–A’s or Fund–D’s, Fund–T’s or Fund–ADV’s share repurchase program on such date. Shareholder returns do not include selling commissions and dealer manager fees, which could have totaled up to 8% of Fund–A’s public offering price, 2% of Fund–D’s public offering price and 4% of Fund–T’s public offering price. Also, for Fund–T, shareholder returns do not include any applicable contingent deferred sales charge (CDSC). Had such selling commissions and dealer manager fees or the CDSC been included, performance would be lower. Upon liquidation or redemption, market conditions may cause the actual values to be more or less than the values shown.

FSGCO

PORTFOLIO HIGHLIGHTS

As of June 30, 2017 (unless otherwise noted)

Senior secured debt represented 60% of the fund’s portfolio.

FSGCO

OFFICERS + TRUSTEES

OFFICERS

Michael Forman

Chairman & Chief Executive Officer

William Goebel

Chief Financial Officer

Zachary K. Klehr

Executive Vice President

BOARD OF TRUSTEES

Michael Forman

Chairman & Chief Executive Officer

David J. Adelman

Vice Chairman

President & Chief Executive Officer,

Campus Apartments Inc.

Thomas J. Gravina

Trustee

Executive Chairman & Co-Founder,

GPX Enterprises, L.P.

Walter W. Buckley, III

Trustee

Chairman & Chief Executive Officer,

Actua Corporation

Barbara J. Fouss

Trustee

Former Director of Strategic Initiatives &

Chief Credit Policy Officer, Sun National Bank

Gerald F. Stahlecker

Executive Vice President

Stephen S. Sypherd

Vice President, Treasurer and Secretary

James F. Volk

Chief Compliance Officer

David L. Cohen

Trustee

Senior Executive Vice President,

Comcast Corporation

Philip E. Hughes, Jr.

Trustee

Vice-Chairman of Keystone Industries

Oliver C. Mitchell, Jr.

Trustee

Attorney & Consultant

Charles P. Pizzi

Trustee

Retired President, Director & Chief Executive

Officer, Tasty Baking Company

i

FS Global Credit Opportunities Fund—T2

Unaudited Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

June 30, 2017
Assets
Cash	$100

Total assets	$100

Commitments and contingencies—($412)(1)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 10,000 shares issued and outstanding	$—
Capital in excess of par value	100

Net assets	$100

Net asset value per common share at period end	$10.00

(1)	See Note 5 for a discussion of the Company’s commitments and contingencies.

See notes to unaudited financial statement.

1

FS Global Credit Opportunities Fund—T2

Notes to Unaudited Financial Statement

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Global Credit Opportunities Fund—T2, or the Company, was organized as a Delaware statutory trust on February 27, 2017 and has been inactive since that date except for matters relating to its organization. The Company’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation. The Company intends to invest substantially all of its net assets in FS Global Credit Opportunities Fund, or the Fund. The investment objectives and strategies of the Fund are identical to the Company’s. The Company’s unaudited financial statement should be read in conjunction with the unaudited consolidated financial statements of the Fund included herein.

The Company is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually thereafter as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited financial statement of the Company has been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies, or ASC Topic 946. The Company has evaluated the impact of subsequent events through the date the unaudited financial statement was issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Investment in the Fund: The Company’s investment in the Fund will be recorded at fair value and will be based upon the Company’s percentage ownership of the common shares of the Fund. The performance of the Company will be directly affected by the performance of the Fund.

Use of Estimates: The preparation of the Company’s unaudited financial statement in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited financial statement. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Company’s cash and cash equivalents are maintained with a high credit quality financial institution.

Valuation of Portfolio Investment: The Company intends to invest substantially all of its net assets in the Fund. As such, the Company will determine the net asset value, or NAV, of its common shares of beneficial interest, par value $0.001 per share, or its common shares, daily based on the NAV of its interest in the Fund (as provided by the Fund). The Company will calculate NAV per common share by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Company (the value of its interest in the Fund,

2

FS Global Credit Opportunities Fund—T2

Notes to Unaudited Financial Statement (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Company’s investment in the Fund will be considered Level 3 as defined under fair value accounting standards. See Note 2 to the Fund’s unaudited consolidated financial statements included herein for detailed information on the Fund’s policies regarding the valuation of its portfolio investments.

Revenue Recognition: Realized gains and losses from Fund transactions will be calculated on the specific share identification basis. Fund transactions will be recorded on the effective date of the subscription in or the redemption from the Fund. Distributions received from the Fund will be recorded on the record date. See Note 2 to the Fund’s unaudited consolidated financial statements included herein for detailed information on the Fund’s policies regarding revenue recognition.

Organization and Offering Costs: Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the Company’s organization. During the period from February 27, 2017 (Inception) to June 30, 2017, the Company incurred organization costs of $20, which were paid on behalf of the Company by Franklin Square Holdings, L.P., or FS Investments, an affiliate of FS Global Advisor, LLC, the Fund’s investment adviser, or FS Global Advisor (see Note 3). Organization costs will be expensed on the Company’s statement of operations. Offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company’s Registration Statement on Form N-2 relating to the continuous public offering of its common shares. During the period from February 27, 2017 (Inception) to June 30, 2017, the Company incurred offering costs of $392, which were paid on behalf of the Company by FS Investments (see Note 3). Offering costs will be capitalized on the Company’s statement of assets and liabilities as deferred offering costs and will be amortized to deferred offering expense on the Company’s statement of operations over a twelve month period.

Income Taxes: The Company intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. Because the Company will invest substantially all of its net assets in the Fund, the Company will generally qualify as a RIC if the Fund qualifies as a RIC. To qualify and maintain qualification as a RIC, the Company and the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of their “investment company taxable income” and their net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the Company will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Company and the Fund intend to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis in order to maintain their RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Company also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of its net ordinary income, 98.2% of net capital gain income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Company’s financial statement. Recognition of a tax benefit or liability with respect to an uncertain tax

3

FS Global Credit Opportunities Fund—T2

Notes to Unaudited Financial Statement (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company will recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its statement of operations. During the period from February 27, 2017 (Inception) to June 30, 2017, the Company did not incur any interest or penalties.

Distributions: Distributions to the Company’s shareholders will be recorded as of the record date. Subject to the discretion of the Company’s board of trustees, or the Board, and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a weekly, semi-monthly or monthly basis and to pay such distributions on a monthly or quarterly basis. Such ordinary cash distributions are expected to be paid using ordinary cash distributions received from the Fund, net of any Company operating expenses. At least annually, the Company intends to authorize and declare special cash distributions of net realized long- term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Fund.

Note 3. Related Party Transactions

Compensation of FS Global Advisor and its Affiliates

The Company does not incur a separate management fee or incentive fee, but the Company is indirectly subject to the Fund’s management fee and incentive fee incurred pursuant to the amended and restated investment advisory agreement, dated as of October 9, 2013, by and between the Fund and FS Global Advisor. For the services it provides to the Fund, FS Global Advisor is entitled to a fee consisting of two parts—a management fee and an incentive fee. The management fee is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Fund’s average daily gross assets during such period. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature. See Note 4 to the Fund’s unaudited consolidated financial statements included herein for a detailed description of the management fee and incentive fee payable by the Fund to FS Global Advisor.

Under the administration agreement, dated as of March 31, 2017, by and between the Company and FS Global Advisor, or the administration agreement, the Company will reimburse FS Global Advisor for its actual costs incurred in providing administrative services to the Company, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services will include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Global Advisor also will perform, or oversee the performance of, the Company’s corporate operations and required administrative services, which includes being responsible for the financial records that the Company is required to maintain and preparing reports to the Company’s shareholders and reports filed with the SEC. In addition, FS Global Advisor will assist the Company in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Company’s shareholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. FS Global Advisor will be required to allocate the cost of these services to the Company based on factors such as assets, revenues and/or time allocations. At least annually, the Board will review the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of

4

FS Global Credit Opportunities Fund—T2

Notes to Unaudited Financial Statement (continued)

(in thousands, except share and per share amounts)

Note 3. Related Party Transactions (continued)

administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board will then assess the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board will compare the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Company will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.

Under the administration agreement, the Company, either directly or through reimbursement to FS Global Advisor or its affiliates, is responsible for its organization and offering costs in an amount up to 1.0% of aggregate proceeds raised in the Company’s continuous public offering, after payment of upfront selling commissions and dealer manager fees. Organization and offering costs primarily include legal, accounting, printing and other expenses relating to the Company’s continuous public offering, including costs associated with technology integration between the Company’s systems and those of broker-dealers that are members of The Financial Industry Regulatory Authority, Inc., or FINRA, and other properly licensed agents and financial representatives, or Selected Broker-Dealers, marketing expenses, salaries and direct expenses of FS Global Advisor’s personnel, employees of its affiliates and others while engaged in registering and marketing the Company’s common shares, which includes the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Company.

FS Investments funded certain of the Company’s organization and offering costs. The Company will reimburse FS Global Advisor for certain offering costs incurred by FS Global Advisor on the Company’s behalf, including marketing expenses, salaries and other direct expenses of FS Global Advisor’s personnel and employees of its affiliates while engaged in registering and marketing the Company’s common shares.

During the period from February 27, 2017 (Inception) to June 30, 2017, FS Investments funded $412 in organization and offering costs. As of June 30, 2017, $412 remains reimbursable to FS Global Advisor and its affiliates under this arrangement.

The dealer manager for the Company’s continuous public offering is FS Investment Solutions, LLC, or FS Investment Solutions, which is an affiliate of FS Investments. Under the dealer manager agreement, dated as of May 26, 2017, by and between the Company and FS Investment Solutions, or the dealer manager agreement, FS Investment Solutions is entitled to receive selling commissions, dealer manager fees and distribution fees in connection with the sale of common shares in the Company’s continuous public offering, all or a portion of which may be re-allowed to selected broker-dealers.

Distribution Fees

Common shares of the Company are subject to an annual distribution fee of 1.33% of the NAV of the common shares. Distribution fees will be paid by the Company to the dealer manager pursuant to a distribution plan adopted by the Board in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Company. Among other requirements, such distribution plan must be approved annually by a vote of the Board, including the trustees who are not “interested persons” as defined in the 1940 Act and have no

5

FS Global Credit Opportunities Fund—T2

Notes to Unaudited Financial Statement (continued)

(in thousands, except share and per share amounts)

Note 3. Related Party Transactions (continued)

direct or indirect financial interest in the operation of such distribution plan or in any agreements related to such distribution plan.

All or a portion of the 1.33% annual distribution fee may be re-allowed to selected broker-dealers. The amount and timing of any such reallowance will be based on such factors as the number of common shares sold by the selected broker-dealer, the assistance of the selected broker-dealer in marketing the Company’s continuous public offering and due diligence expenses incurred. The distribution fee is intended, in part, to compensate the Company’s affiliated dealer manager Selected Broker-Dealers for services rendered by the Company’s affiliated dealer manager in connection with the ongoing marketing, sale and distribution of the common shares.

The annual distribution fee will accrue daily commencing upon the initial sale of common shares of beneficial interest in the Company’s continuous public offering until an investor reaches the Sales Charge Cap (as defined below), and will be paid on a monthly basis. The distribution fee is payable with respect to all common shares, other than common shares issued under the Company’s distribution reinvestment plan, or DRP. The distribution fee will terminate for all shareholders on the earliest to occur of the following: (i) the occurrence of a liquidity event (as defined below); (ii) the Company’s affiliated dealer manager advising the Company that the aggregate underwriting compensation from all sources (determined in accordance with applicable FINRA rules), including upfront selling commissions, dealer manager fees, distribution fees, contingent deferred sales charges and any other underwriting compensation with respect to the common shares would be in excess of 8.0% of the gross offering proceeds received in the Company’s continuous public offering; and (iii) when the total upfront sales load and distribution fees attributable to any common share equals 8.0% of the gross offering proceeds from the sale of such common share, or the Sales Charge Cap. The Sales Charge Cap for any common share will be reduced by the amount of any portion of the upfront sales load that is waived for such common share. A liquidity event could include (1) a listing of the Fund’s common shares on a national securities exchange followed by a distribution of common shares of the Fund held by the Company to shareholders, (2) the sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually followed by a liquidation, or (3) a merger or another transaction approved by the Fund’s board of trustees in which the Company, in its capacity as a holder of the Fund’s common shares, likely will receive cash or shares of a publicly-traded company followed by a distribution of such cash or shares to shareholders, or collectively, Liquidity Events.

Capital Contribution by FS Global Advisor

In March 2017, FS Investments contributed $100 to purchase 10,000 common shares of the Company at a price of $10.00 per share. FS Investments will not tender these common shares for repurchase as long as FS Global Advisor remains the Fund’s investment adviser.

Potential Conflicts of Interest

FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future

6

FS Global Credit Opportunities Fund—T2

Notes to Unaudited Financial Statement (continued)

(in thousands, except share and per share amounts)

Note 3. Related Party Transactions (continued)

investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund.

Expense Reimbursement Agreements

Pursuant to the expense support and conditional reimbursement agreement, dated as of March 31, 2017, by and between the Company and FS Investments, or the expense reimbursement agreement, FS Investments has agreed to reimburse the Company for expenses to ensure that the Company bears a reasonable level of expenses in relation to its income. The purpose of this arrangement is to ensure that no portion of any ordinary cash distributions made by the Company will be paid from offering proceeds or borrowings. Such ordinary cash distributions are expected to be paid using distributions received from the Fund.

The Fund has entered into a separate expense support and conditional reimbursement agreement with FS Investments to ensure that no portion of any ordinary cash distributions made by the Fund to the Company are paid from offering proceeds or borrowings of the Fund. However, because certain investments the Fund may make may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions (and therefore a portion of the Company’s ordinary cash distributions) may also be deemed to constitute a return of capital for tax purposes to the extent that the Company may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, FS Investments will not reimburse the Company for the portion of the Fund’s or the Company’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions.

Under the expense reimbursement agreement, FS Investments will reimburse the Company quarterly for expenses and/or provide additional support payments to the extent that (x) the sum of the cumulative ordinary cash distributions paid by the Company in such quarter plus the aggregate Company operating expenses (as defined below) in such quarter exceeds (y) the cumulative ordinary cash distributions from the Fund that are received by the Company in such quarter.

Pursuant to the expense reimbursement agreement, the Company has a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under this arrangement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, (x) the cumulative ordinary cash distributions from the Fund that are received by the Company in such quarter exceed (y) the sum of the cumulative ordinary cash distributions paid by the Company in such quarter plus the aggregate Company operating expenses in such quarter; provided, however, that (i) the Company will only reimburse FS Investments for expense support payments made by FS Investments to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other Company operating expenses” (as defined below) (on an annualized basis and net of any expense reimbursement payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of

7

FS Global Credit Opportunities Fund—T2

Notes to Unaudited Financial Statement (continued)

(in thousands, except share and per share amounts)

Note 3. Related Party Transactions (continued)

the Company’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of the Company’s average net assets attributable to its common shares represented by “other Company operating expenses” during the fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year) and (ii) the Company will not reimburse FS Investments for expense support payments made by FS Investments if the annualized rate of distributions per common share declared by the Company at the time of such expense reimbursement payment is less than the annualized rate of distributions per common share declared by the Company at the time FS Investments made the expense support payment to which such reimbursement relates. “Other Company operating expenses” means the Company’s total Company operating expenses, excluding organization and offering costs, distribution fees and extraordinary expenses. “Company operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies, excluding organization and offering costs.

The Company or FS Investments may terminate the expense reimbursement agreement at any time. FS Investments has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expenses in relation to its income.

The specific amount of expenses reimbursed by FS Investments pursuant to the expense reimbursement agreement, if any, will be determined at the end of each fiscal quarter. Upon termination of the expense reimbursement agreement by FS Investments, FS Investments will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the conditional obligation of the Company to reimburse FS Investments pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

FS Investments is controlled by the Company’s chairman, president and chief executive officer, Michael C. Forman, and the Company’s vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that FS Investments will reimburse any portion of the Company’s expenses in future years.

Note 4. Share Repurchase Program

To provide shareholders with limited liquidity, the Company intends to conduct quarterly repurchases of common shares. In months in which the Company repurchases common shares, the Company will conduct repurchases on the same date that the Company holds its first weekly closing for the sale of common shares in its continuous public offering. Any offer to repurchase common shares will be conducted solely through written tender offer materials mailed to each shareholder.

The Company’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase common shares and under what terms:

•	the effect of such repurchases on the Company’s and/or the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

8

FS Global Credit Opportunities Fund—T2

Notes to Unaudited Financial Statement (continued)

(in thousands, except share and per share amounts)

Note 4. Share Repurchase Program (continued)

•	the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);

•	the Fund’s investment plans;

•	the Company’s and the Fund’s working capital requirements;

•	the Company’s history in repurchasing common shares or portions thereof; and

•	the condition of the securities markets.

The Company will limit the maximum number of common shares to be repurchased for any repurchase offer to the lesser of (i) the sum of (a) the greater of (x) the number of common shares that the Company can repurchase with the proceeds it receives from the sale of common shares under the Company’s distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common shares on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of common shares that the Company can repurchase with the proceeds it receives from the sale of common shares under the Company’s distribution reinvestment plan during three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (b) the aggregate proceeds the Company has received from the sale of its common shares at the previous two weekly closings in the Company’s continuous public offering that occurred immediately prior to the date of repurchase (this limitation is referred to as the weekly closing limitation) and (ii) beginning with the calendar quarter ending March 31, 2018, 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of common shares to be repurchased for any repurchase offer will not exceed the lesser of (i) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the sum of (A) the greater of the twelve-month repurchase limitation described in clause (i)(a)(x) above and the three-month repurchase limitation described in clause (i)(a)(y) above and (B) the weekly closing limitation. The Company will offer to repurchase such common shares at a price equal to the NAV per common share in effect on each date of repurchase.

If a shareholder wishes to tender his or her common shares for repurchase by the Company at any time prior to the third anniversary of the date on which the distribution fee begins to accrue, such common shares will be subject to a contingent deferred sales charge. The contingent deferred sales charge will be calculated based upon the lesser of the NAV of such common shares and the public offering price at the time such common shares were purchased. The contingent deferred sales charge is payable on a declining basis as follows: if common shares are tendered for repurchase by the Company (i) at any time prior to the first anniversary of the date on which the distribution fee begins to accrue, the contingent deferred sales charge is 1.00%; (ii) on or after the first anniversary but prior to the second anniversary of the date on which the distribution fee begins to accrue, the contingent deferred sales charge is 0.67%; and (iii) on or after the second anniversary but prior to the third anniversary of the date on which the distribution fee begins to accrue, the contingent deferred sales charge is 0.33%. Common shares issued pursuant to the DRP are not subject to a contingent deferred sales charge. If a shareholder tenders a portion of his or her common shares, common shares received pursuant to the DRP will be repurchased first. After all such common shares have been repurchased, common shares will be repurchased on a first-in, first-out basis.

9

FS Global Credit Opportunities Fund—T2

Notes to Unaudited Financial Statement (continued)

(in thousands, except share and per share amounts)

Note 5. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 3 for a discussion of the Company’s commitments to FS Investments and its affiliates.

Note 6. Subsequent Events

Initial Closing

The Company commenced investment operations on August 2, 2017, when the Company held the initial closing in its continuous public offering. Since commencing its continuous public offering and through August 15, 2017, the Company sold 178,043 common shares for gross proceeds of $1,477. As of August 15, 2017, the Company raised total gross proceeds of $1,577, including $100 of seed capital contributed by FS Investments in March 2017 (see Note 3).

Share Split

Immediately prior to the initial weekly closing in the Company’s continuous public offering on August 2, 2017, the Company effected a share split to ensure that the per share price paid by FS Investments for the common shares purchased in the private placement was equal to the net asset value per common share of the Fund on the date of the initial weekly closing. FS Investments received approximately 1.254 common shares per existing common share.

10

Supplemental Information

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Company has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Form N-Q Filings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Company invests substantially all of its assets in the Fund. All investments in portfolio companies are made at the Fund level. The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

11

Interests in FS Global Credit Opportunities Fund are not registered under the Securities Act of 1933, as amended (the "Securities Act"), and are issued only to FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, FS Global Credit Opportunities Fund—T, FS Global Credit Opportunities Fund—T2 and FS Global Credit Opportunities Fund—ADV in private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. This semi-annual report does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in FS Global Credit Opportunities Fund. Past performance is not indicative of future results.

www.fsinvestments.com
© 2017 FS Investments

SAN16-GCO-T2
DFS AU17

INVESTMENTS®

Semi-annual report
2017

FINDING VALUE TO GENERATE INCOME AND GROWTH

FS GLOBAL CREDIT OPPORTUNITIES FUND

Fellow Shareholder,

I appreciate your continued trust in us as FS Global Credit Opportunities Fund moves closer to completing its fourth full year of operations. With the first half of 2017 now behind us, we provide below a look back at the key performance drivers in the global credit markets. While the market environment has significantly changed since the Fund’s launch in December 2013, we believe our value-based approach to investing in the debt of companies globally provides a differentiated way to deliver income and growth to our investors.

MARKET REVIEW

Corporate credit prices rose during the first half of 2017 even as a decline in commodity prices and ongoing political uncertainty led to brief periods of volatility, reducing investor demand for value-based corporate credit during the latter part of the period.1,2 Following a strong start to the year, momentum moderated during the second quarter as U.S. Treasury prices rose and oil prices declined to a 2017 low.

Flows into senior secured loans diminished toward the end of the first half of 2017, with bank loan mutual funds recording just a modest inflow in June after registering inflows of more than $16 billion during the prior five months.3 As a reflection of reduced investor appetite for fixed rate assets, high yield bond mutual funds recorded a net outflow of approximately $10.3 billion through the first six months of 2017.3 Corporate fundamentals were generally stable, with U.S. default activity remaining relatively modest. The trailing 12-month high yield bond and senior secured loan default rates were 1.50% and 1.42%, respectively, in June.4

Following the strong rally of 2016, returns generated by value-based areas of the market moderated in the second quarter, negatively impacted by the decline in oil prices and uptick in credit market volatility experienced during May and June. Value-based high yield bonds and value-based senior secured loans returned approximately 0.06% and -1.66%, respectively, in the second quarter of 2017 and 9.17% and 1.65%, respectively, during the first half of 2017.1,2

More broadly, high yield bonds and senior secured loans provided returns of approximately 2.14% and 0.75%, respectively, during the second quarter and 4.91% and 1.96% during the first half of 2017.5,6

Distributions have provided a meaningful portion of shareholder returns since inception.7,9

1H 2017 TOTAL RETURNS[7,9]
FSGCO–A	3.2%
FSGCO–D	3.2%
FSGCO–T	1.9%
FSGCO–ADV	1.7%

PERFORMANCE REVIEW

Given the Fund’s focus on investing in value-based credit strategies, such as event-driven opportunities, special situations and market-price inefficiencies, we expect that over the long term the Fund may provide total returns that are largely uncorrelated to events in the broader economy. By focusing on select, value-based opportunities, we aim to build a portfolio that offers the potential for high total returns compared to traditional investment strategies.

Shareholder returns outperformed value-oriented senior secured loans during the first half of 2017 and were in line with, or outperformed, senior secured loans.2,6,8,9 Distributions have continued to provide a meaningful portion of shareholder returns since the Fund’s inception.7 Especially during periods of volatility, we believe that the high level of current income generated by the Fund helps support total returns over the long term.

FINDING VALUE IN TODAY’S CREDIT MARKETS

Amid yield compression in both the high yield and senior secured loan markets during the first half of 2017, we believe investing in a select number of value-based opportunities across the capital structure offers the potential for stronger risk-adjusted returns relative to today’s low-yield market environment. We believe that the long-term nature of the fund’s strategy and the benefits of its unlisted, continuously offered closed-end fund structure position the Fund to generate attractive total returns, consisting of a high level of current income and capital appreciation, for its shareholders over the long term.

We will continue to ensure the Fund is best positioned for success for the second half of 2017 and beyond. Thank you for your continued support and trust in us.

Sincerely,

MICHAEL FORMAN

Chairman & Chief Executive Officer

FS Global Credit Opportunities Fund

1	Value-based high yield bonds are represented by the Bank of America Merrill Lynch U.S. High Yield Distressed Index, which is a subset of the Bank of America Merrill Lynch U.S. High Yield Master II Index that includes all high yield bonds that trade with a spread over U.S. Treasuries greater than or equal to 10%.
2	Value-based senior secured loans are represented by the Credit Suisse Distressed Loan Index, which is a subset of the Credit Suisse Leveraged Loan Index that contains only loan facilities that trade at a price of 90% of par or below.
3	Thomson Reuters Lipper.
4	J.P. Morgan Default Monitor, June 30, 2017.
5	Bank of America Merrill Lynch High Yield Master II Index.
6	Credit Suisse Leveraged Loan Index.
7	The payment of future distributions on Fund–A’s, Fund–D’s, Fund–T’s, Fund–T2’s and Fund–ADV’s common shares is subject to the discretion of their boards of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.
8	FS Global Credit Opportunities Fund’s feeder funds described herein are FS Global Credit Opportunities Fund–A (FSGCO–A or Fund–A), FS Global Credit Opportunities Fund–D (FSGCO–D or Fund–D), FS Global Credit Opportunities Fund–T (FSGCO–T or Fund–T), FS Global Credit Opportunities Fund–T2 (FSGCO–T2 or Fund–T2) and FS Global Credit Opportunities Fund–ADV (FSGCO–ADV or Fund–ADV).
9	Shareholder returns shown are the total returns an investor received for the applicable period taking into account all distributions paid during such period, compounded monthly. The calculation assumes that the investor purchased shares (i) for Fund–T and Fund–ADV at such fund’s public offering price, excluding selling commissions and dealer manager fees, if applicable, at the beginning of the applicable period, or (ii) for Fund–A or Fund–D, their respective net asset values per share at the beginning of the applicable period; and in each case reinvested all cash distributions pursuant to Fund–A’s, Fund–D’s, Fund T’s or Fund–ADV’s distribution reinvestment plan (DRP). Valuation as of the end of each period is the redemption price pursuant to Fund–A’s or Fund–D’s, Fund–T’s or Fund–ADV’s share repurchase program on such date. Shareholder returns do not include selling commissions and dealer manager fees, which could have totaled up to 8% of Fund–A’s public offering price, 2% of Fund–D’s public offering price and 4% of Fund–T’s public offering price. Also, for Fund–T, shareholder returns do not include any applicable contingent deferred sales charge (CDSC). Had such selling commissions and dealer manager fees or the CDSC been included, performance would be lower. Upon liquidation or redemption, market conditions may cause the actual values to be more or less than the values shown.

FSGCO

PORTFOLIO HIGHLIGHTS

As of June 30, 2017 (unless otherwise noted)

Senior secured debt represented 60% of the fund’s portfolio.

FSGCO

OFFICERS + TRUSTEES

OFFICERS

Michael Forman

Chairman & Chief Executive Officer

William Goebel

Chief Financial Officer

Zachary K. Klehr

Executive Vice President

BOARD OF TRUSTEES

Michael Forman

Chairman & Chief Executive Officer

David J. Adelman

Vice Chairman

President & Chief Executive Officer,

Campus Apartments Inc.

Thomas J. Gravina

Trustee

Executive Chairman & Co-Founder,

GPX Enterprises, L.P.

Walter W. Buckley, III

Trustee

Chairman & Chief Executive Officer,

Actua Corporation

Barbara J. Fouss

Trustee

Former Director of Strategic Initiatives &

Chief Credit Policy Officer, Sun National Bank

Gerald F. Stahlecker

Executive Vice President

Stephen S. Sypherd

Vice President, Treasurer and Secretary

James F. Volk

Chief Compliance Officer

David L. Cohen

Trustee

Senior Executive Vice President,

Comcast Corporation

Philip E. Hughes, Jr.

Trustee

Vice-Chairman of Keystone Industries

Oliver C. Mitchell, Jr.

Trustee

Attorney & Consultant

Charles P. Pizzi

Trustee

Retired President, Director & Chief Executive

Officer, Tasty Baking Company

FS Global Credit Opportunities Fund

Semi-Annual Report for the Six Months Ended June 30, 2017

i

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments

As of June 30, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—36.8%
American Bath Group, LLC		Capital Goods	L+525	1.0%	9/30/23	$18,509	$18,487	$18,758
Aspect Software, Inc.	(s)	Software & Services	L+1000	1.0%	5/25/18	2,829	2,829	2,822
Aspect Software, Inc.	(g)(s)	Software & Services	L+1000	1.0%	5/25/18	821	821	819
Aspect Software, Inc.	(g)(s)	Software & Services	L+1200	1.0%	5/25/18	1,296	1,296	1,296
Aspect Software, Inc.	(s)	Software & Services	L+1000	1.0%	5/25/20	7,003	7,003	7,021
Avaya Inc.	(e)(f)	Technology Hardware & Equipment	L+525	1.0%	5/29/20	39,744	31,629	31,919
Bioplan USA, Inc.	(e)	Materials	L+475	1.0%	9/23/21	14,853	13,276	14,872
Caesars Entertainment Operating Co., Inc.	(i)	Consumer Services	L+850	2.0%	10/31/17	832	821	868
Caesars Entertainment Operating Co., Inc.	(i)	Consumer Services	L+675		3/1/22	449	449	501
Caesars Entertainment Operating Co., Inc.	(f)(i)	Consumer Services	L+875	1.0%	3/1/22	1,811	1,800	2,018
Casablanca US Holdings Inc.	(e)	Consumer Services	L+475	1.0%	3/29/24	9,975	9,732	9,987
CEVA Group Plc	(g)	Transportation	L+500		3/19/19	30,000	28,636	27,525
CITGO Holding, Inc.	(e)	Energy	L+850	1.0%	5/12/18	19,393	19,402	19,711
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	4/28/21	18,000	18,000	18,428
CLP Issuer, LLC	(g)	Diversified Financials	L+1000	1.0%	4/28/21	18,000	18,000	18,428
Commercial Barge Line Company		Transportation	L+875	1.0%	11/12/20	64,822	61,423	56,504
Concordia Healthcare Corp.	(f)	Pharmaceuticals, Biotechnology & Life Sciences	L+425	1.0%	10/21/21	1,047	787	785
Concordia Healthcare Corp.	(e)(f)	Pharmaceuticals, Biotechnology & Life Sciences	L+500	1.0%	10/21/21	£32,257	45,906	31,447
Dayton Superior Corp.		Materials	L+800	1.0%	11/15/21	$6,965	6,781	7,000
Diamond Resorts International, Inc.	(e)	Consumer Services	L+600	1.0%	9/2/23	19,850	19,409	20,043
Fairway Group Acquisition Co.		Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		1/3/20	4,089	4,089	1,738
Fairway Group Acquisition Co.		Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		1/3/20	6,212	6,212	6,180
Getty Images, Inc.	(e)	Media	L+350	1.3%	10/18/19	20,782	16,006	19,210
Idera, Inc.	(f)	Software & Services	L+500	1.0%	6/28/24	4,227	4,185	4,227
Idera, Inc.	(f)(g)	Software & Services	L+500	1.0%	6/28/24	773	765	773
iHeartCommunications, Inc.	(e)	Media	L+675		1/30/19	11,864	9,738	9,731
iHeartCommunications, Inc.		Media	L+750		7/30/19	9,229	9,128	7,568
Intrawest Resorts Holdings, Inc.	(f)	Consumer Services	L+325	1.0%	6/28/24	5,025	5,000	5,038
J. Crew Group, Inc.	(f)	Retailing	L+300	1.0%	3/5/21	64,694	42,162	39,032
LD Intermediate Holdings, Inc.	(e)	Software & Services	L+588	1.0%	12/9/22	29,625	26,872	28,181
LTI Holdings, Inc.		Materials	L+475	1.0%	5/16/24	6,000	5,941	5,958
Meldrew Participations B.V.	(h)	Food, Beverage & Tobacco	L+400	1.0%	10/31/19	£97	146	103
Milacron, LLC.	(e)	Capital Goods	L+300		9/28/23	$2,460	2,451	2,469
MORSCO, Inc.		Capital Goods	L+700	1.0%	10/31/23	19,750	19,031	19,984

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Navico, Inc.	(e)	Technology Hardware & Equipment	L+575	1.0%	3/31/23	$4,969	$4,847	$4,994
New Arclin U.S. Holding Corp.	(e)	Materials	L+425	1.0%	2/14/24	6,283	6,253	6,357
Novitex Acquisition, LLC		Software & Services	L+675	1.3%	7/7/20	30,290	29,304	30,290
Origami Owl, LLC	(i)(p)	Consumer Durables & Apparel	L+700	2.5%	12/5/19	23,024	21,167	4,144
Origami Owl, LLC	(i)(p)	Consumer Durables & Apparel	L+700	2.5%	12/5/19	2,267	2,084	408
Origami Owl, LLC	(g)(i)(p)	Consumer Durables & Apparel	L+700	2.5%	12/5/19	453	453	82
Prestige Brands, Inc.		Pharmaceuticals, Biotechnology & Life Sciences	L+275	1.0%	1/26/24	2,443	2,437	2,457
Propulsion Acquisition, LLC		Commercial & Professional Services	L+600	1.0%	7/13/21	17,793	16,900	17,637
Reddy Ice Corp.	(e)	Food, Beverage & Tobacco	L+550	1.3%	5/1/19	2,408	2,276	2,388
Scientific Games International, Inc.	(e)	Consumer Services	L+400	0.8%	10/1/21	15,517	15,508	15,688
Seadrill Operating LP		Energy	L+300	1.0%	2/21/21	15,992	12,408	10,262
Summit Midstream Partners Holdings LLC	(e)	Energy	L+600	1.0%	5/15/22	8,333	8,254	8,448
SunGard Availability Services Capital, Inc.	(e)	Software & Services	L+500	1.0%	3/29/19	25,292	24,025	25,186
Travel Leaders Group, LLC		Consumer Services	L+525		1/25/24	4,055	4,036	4,078
Victory Capital Operating, LLC	(e)	Diversified Financials	L+750	1.0%	10/29/21	3,362	3,351	3,416
Weight Watchers International, Inc.		Consumer Services	L+325	0.8%	4/2/20	13,615	12,268	13,142
Westbridge Technologies, Inc.	(e)	Software & Services	L+850	1.0%	4/28/23	30,000	29,413	29,700
York Risk Services Holding Corp.	(e)	Insurance	L+375	1.0%	10/1/21	9,949	9,865	9,755

Total Senior Secured Loans—First Lien							663,062	629,376
Unfunded Loan Commitments							(49,971)	(49,971)

Net Senior Secured Loans—First Lien							613,091	579,405

Senior Secured Loans—Second Lien—16.2%
American Bath Group, LLC		Capital Goods	L+975	1.0%	9/30/24	60,000	57,476	59,550
AmWins Group, Inc.		Insurance	L+675	1.0%	1/25/25	1,271	1,262	1,300
Casablanca US Holdings Inc.	(e)	Consumer Services	L+900	1.0%	3/31/25	32,000	30,901	32,160
Colouroz Investment 2 LLC	(e)	Materials	L+725	1.0%	9/5/22	2,020	2,009	1,985
Compuware Corp.		Software & Services	L+825	1.0%	12/15/22	18,856	16,994	19,045
DTZ U.S. Borrower, LLC	(e)	Real Estate	L+825	1.0%	11/4/22	533	536	534
Fairway Group Acquisition Co.		Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		10/3/21	3,579	3,579	1,521
IPS Intermediate Holdings Corporation	(e)	Materials	L+950	1.0%	12/20/24	22,500	21,310	22,500
Ivanti Software, Inc.		Software & Services	L+900	1.0%	1/20/25	20,000	19,711	20,042
LTI Holdings, Inc.		Materials	L+875	1.0%	5/16/25	60,000	58,813	58,950
Renaissance Learning, Inc.	(e)	Software & Services	L+700	1.0%	4/11/22	2,424	2,407	2,425
Stadium Management Corp.		Consumer Services	L+825	1.0%	2/27/21	969	969	967

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
TNS, Inc.	(e)	Software & Services	L+800	1.0%	8/14/20	$8,820	$8,792	$8,864
UFC Holdings, LLC		Media	L+750	1.0%	8/18/24	25,000	24,776	25,562

Total Senior Secured Loans—Second Lien							249,535	255,405

Senior Secured Bonds—25.9%
Atrium Windows and Doors, Inc.	(n)(o)	Capital Goods	7.8%		5/1/19	21,658	20,377	21,576
Avaya Inc.	(n)(o)	Technology Hardware & Equipment	7.0%		4/1/19	47,051	38,104	37,825
BlueLine Rental Finance Corp.	(n)(o)	Capital Goods	9.3%		3/15/24	60,572	60,927	63,108
Caesars Entertainment Resort Properties, LLC	(o)	Consumer Services	8.0%		10/1/20	22,000	21,730	22,670
CH2M Hill Companies, Ltd.	(m)(n)	Capital Goods	10.0%		4/28/20	19,500	19,500	19,500
CITGO Holding, Inc.	(n)(o)	Energy	10.8%		2/15/20	32,460	32,105	35,361
CSVC Acquisition Corp.	(m)(n)	Diversified Financials	7.8%		6/15/25	22,957	22,957	23,530
EP Energy LLC	(n)(o)	Energy	8.0%		11/29/24	10,525	10,668	10,516
EP Energy LLC	(n)(o)	Energy	8.0%		2/15/25	43,503	42,090	32,205
Gogo Intermediate Holdings LLC	(n)(o)	Software & Services	12.5%		7/1/22	74,000	74,832	84,314
iHeartCommunications, Inc.	(o)	Media	10.6%		3/15/23	42,777	32,974	32,404
Momentive Performance Materials Inc.	(m)	Materials	4.7%		4/24/22	11,408	9,923	11,037
Ridgeback Resources Inc.	(m)	Energy	12.0%		12/29/20	794	780	794
Valeant Pharmaceuticals International, Inc.	(n)(o)	Pharmaceuticals, Biotechnology & Life Sciences	6.5%		3/15/22	5,201	5,201	5,464
Valeant Pharmaceuticals International, Inc.	(n)(o)	Pharmaceuticals, Biotechnology & Life Sciences	7.0%		3/15/24	6,466	6,466	6,839

Total Senior Secured Bonds							398,634	407,143

Subordinated Debt—41.5%
Aldermore Group PLC	(q)	Banks	8.5%		10/28/26	£22,500	27,477	30,947
Ascent Resources Utica Holdings, LLC	(n)(o)	Energy	10.0%		4/1/22	$17,000	17,000	17,032
Chinos Intermediate Holdings A, Inc.	(m)(n)	Retailing	8.5% PIK (8.5% Max PIK)		5/1/19	52,733	28,536	37,177
CIS General Insurance Ltd.	(o)	Insurance	12.0%		5/8/25	£60,200	89,642	86,744
Credito Valtellinese SpA	(f)(m)	Banks	8.3%		4/12/27	€47,315	50,918	53,458
Diamond Resorts International, Inc.	(n)(o)	Consumer Services	10.8%		9/1/24	$24,860	24,259	26,414
Eclipse Resources Corp.	(m)	Energy	8.9%		7/15/23	4,150	4,031	4,134
Enviva Partners, LP	(n)(o)	Energy	8.5%		11/1/21	25,000	25,000	26,781
EP Energy LLC	(o)	Energy	9.4%		5/1/20	5,000	4,666	3,965
Frontier Communications Corp.	(o)	Telecommunication Services	10.5%		9/15/22	23,000	23,212	22,023
Frontier Communications Corp.	(o)	Telecommunication Services	11.0%		9/15/25	46,000	46,796	42,653
Great Lakes Dredge & Dock Corp.	(n)(o)	Capital Goods	8.0%		5/15/22	19,737	19,737	20,156

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
iHeartCommunications, Inc.	(m)(o)	Media	12.0%, 2.0% PIK (2.0% Max PIK)		2/1/21	$34,188	$14,944	$7,086
iHeartCommunications, Inc.	(o)	Media	7.3%		10/15/27	3,767	1,673	1,476
Intelsat Connect Finance S.A.	(n)(o)	Telecommunication Services	12.5%		4/1/22	32,746	26,619	29,471
Intelsat Jackson Holdings S.A.	(m)(o)	Telecommunication Services	5.5%		8/1/23	43,771	34,859	36,303
Intelsat Jackson Holdings S.A.	(o)	Telecommunication Services	7.3%		10/15/20	5,000	4,586	4,728
Intelsat Jackson Holdings S.A.	(f)(m)(n)	Telecommunication Services	9.8%		7/15/25	15,600	15,602	15,600
Northern Oil and Gas, Inc.	(m)(o)	Energy	8.0%		6/1/20	33,443	28,557	23,425
OneSavings Bank PLC	(m)	Banks	9.1%			£6,500	8,576	8,965
PriSo Acquisition Corp.	(n)(o)	Capital Goods	9.0%		5/15/23	$36,867	36,581	39,263
SunGard Availability Services Capital, Inc.	(m)(n)(o)	Software & Services	8.8%		4/1/22	44,976	31,840	35,756
Valeant Pharmaceuticals International, Inc.	(m)(n)(o)	Pharmaceuticals, Biotechnology & Life Sciences	5.4%		3/15/20	41,703	37,833	40,324
Valeant Pharmaceuticals International, Inc.	(m)(n)(o)	Pharmaceuticals, Biotechnology & Life Sciences	5.5%		3/1/23	8,917	7,345	7,611
Valeant Pharmaceuticals International, Inc.	(n)(o)	Pharmaceuticals, Biotechnology & Life Sciences	5.9%		5/15/23	2,693	2,100	2,311
Valeant Pharmaceuticals International, Inc.	(n)(o)	Pharmaceuticals, Biotechnology & Life Sciences	6.1%		4/15/25	6,393	4,977	5,430
Valeant Pharmaceuticals International, Inc.	(n)(o)	Pharmaceuticals, Biotechnology & Life Sciences	6.4%		10/15/20	5,487	5,084	5,340
Western Digital Corp.	(o)	Technology Hardware & Equipment	10.5%		4/1/24	15,244	15,550	17,995

Total Subordinated Debt							638,000	652,568

Collateralized Securities—4.1%
Cedar Funding IV CLO Ltd. 2014-4A Class Subord.	(m)(n)	Diversified Financials	21.9%		10/23/26	1,271	915	1,228
Deutsche Bank AG Frankfurt Credit-Linked Note	(m)(n)	Diversified Financials	14.9%		1/28/24	20,892	20,316	21,153
Deutsche Bank AG Frankfurt Credit-Linked Note	(m)(n)	Diversified Financials	13.5%		10/20/26	35,000	35,000	34,650
Palmer Square CLO 2015-1A, Ltd. Class Subord.	(m)(n)	Diversified Financials	18.3%		5/21/27	1,000	650	883
THL Credit Wind River 2013-2A CLO Ltd. Income Note	(m)(n)	Diversified Financials	7.9%		1/18/26	6,000	3,294	3,238
VOYA CLO 2014-3A, Ltd. Class Subord.	(m)(n)	Diversified Financials	6.8%		7/25/26	5,000	2,756	2,663

Total Collateralized Securities							62,931	63,815

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Number of Shares / Contracts	Cost	Fair Value(d)
Equity/Other—7.3%
Aspect Software Parent, Inc., Common Equity	(i)(s)	Software & Services		832,637	$39,206	$31,515
Cheniere Energy Partners LP Holdings, LLC, Common Equity	(m)	Energy		190,077	3,580	5,109
Enviva Partners, LP, Common Equity	(m)	Energy		643,596	10,975	17,699
Fairway Group Holdings Corp., Common Equity	(i)	Food & Staples Retailing		76,517	2,458	—
Federal Home Loan Mortgage Corp., Preferred Equity	(i)(m)	Real Estate	5.1%	5,915	44	44
Federal Home Loan Mortgage Corp., Series F Preferred Equity	(i)(m)	Real Estate	5.0%	18,232	303	150
Federal Home Loan Mortgage Corp., Series S Preferred Equity	(i)(m)	Real Estate	4.0%	27,893	204	230
Federal Home Loan Mortgage Corp., Series V Preferred Equity	(i)(m)	Real Estate	5.6%	66,000	632	284
Federal Home Loan Mortgage Corp., Series X Preferred Equity	(i)(m)	Real Estate	6.0%	235,388	1,018	942
Federal Home Loan Mortgage Corp., Series Z Preferred Equity	(i)(m)	Real Estate	7.9%	3,618,239	17,579	19,720
Federal National Mortgage Association, Series 2004-1 Preferred Equity	(i)(m)	Real Estate	5.4%	48	810	804
Federal National Mortgage Association, Series F Preferred Equity	(i)(m)	Real Estate	CMT-16	14,833	259	136
Federal National Mortgage Association, Series H Preferred Equity	(i)(m)	Real Estate	5.8%	25,804	392	233
Federal National Mortgage Association, Series R Preferred Equity	(i)(m)	Real Estate	7.6%	62,934	595	308
Federal National Mortgage Association, Series S Preferred Equity	(i)(m)	Real Estate	7.8%	1,311,290	5,402	7,553
Federal National Mortgage Association, Series T Preferred Equity	(i)(m)	Real Estate	8.3%	146,326	862	792
iStar Inc., Series I Preferred Equity	(m)	Real Estate	7.5%	47,507	1,096	1,175
Ridgeback Resources Inc., Common Equity	(i)	Energy		1,960,162	12,044	10,342
Roust Corporation, Common Equity	(i)	Food, Beverage & Tobacco		173,417	3,058	2,211
TE Holdings, LLC, Preferred Equity	(i)	Energy	8.0% PIK (8.0% Max PIK)	216,711	2,164	2,113
TE Holdings, LLC, Common Equity	(i)(r)	Energy		326,925	2,779	1,561
Warrior Met Coal, LLC, Common Equity		Materials		604,551	1,861	10,356
White Star Petroleum Holdings, LLC, Common Equity	(i)(r)	Energy		2,969,914	2,524	2,153

Total Equity/Other					109,845	115,430

TOTAL INVESTMENTS—131.8%					$2,072,036	2,073,766

Liabilities in Excess of Other Assets—(31.8%)	(j)					(500,353)

NET ASSETS—100.0%						$1,573,413

Investments Sold Short

Portfolio Company(a)	Footnotes	Industry	Maturity	Number of Shares	Proceeds	Fair Value(d)
Investments Sold Short—(2.1%)
VelocityShares Daily Inverse VIX Short-Term ETN	(f)(i)	Diversified Financials	12/4/30	(398,791)	$(31,561)	$(33,283)

Total Investments Sold Short					$(31,561)	$(33,283)

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2017

(in thousands, except share amounts)

Forward Foreign Currency Exchange Contracts
Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	7/19/17	USD	12,675	CAD	16,450	$(298)
JPMorgan Chase Bank, N.A.	7/19/17	USD	76,518	EUR	67,000	$(1,690)
JPMorgan Chase Bank, N.A.	7/19/17	USD	123,517	GBP	95,000	$(2,162)

CAD—Canadian	Dollar.

EUR—Euro.

GBP—British	Pound.

USD—U.S.	Dollar.

Credit Default Swaps on Corporate Issues—Buy Protection
Reference Entity	Counterparty	Implied Credit Spread at June 30, 2017(k)	Industry	Fixed Deal Pay Rate	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Paid	Unrealized Appreciation (Depreciation)
Hovnanian Enterprises, Inc.	JPMorgan Chase Bank, N.A.	6.4%	Consumer Durables & Apparel	5.0%	9/20/19	$(5,000)	$141	$651	$(510)
Hovnanian Enterprises, Inc.	JPMorgan Chase Bank, N.A.	6.6%	Consumer Durables & Apparel	5.0%	12/20/19	(2,000)	68	309	(241)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in FS Global Credit Opportunities Fund’s (the “Fund”) portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2017, the three-month London Interbank Offered Rate (“L”) was 1.30% and the two-year Constant Maturity Treasury Rate (“CMT”) was 1.38%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars, unless otherwise noted.

(d)	Fair value is determined by the Fund’s board of trustees. See Note 2 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(e)	Security or portion thereof held by Dauphin Funding LLC (“Dauphin Funding”), a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Dauphin Funding’s revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

(f)	Position or portion thereof unsettled as of June 30, 2017.

(g)	Security is an unfunded loan commitment.

(h)	Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2017

(in thousands, except share amounts)

(i)	Security is non-income producing.

(j)	Includes the effect of investments sold short, credit default swap positions and forward foreign currency exchange contracts.

(k)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required in connection with the entrance into the agreement. Wider credit spreads generally represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring, as defined under the terms of the applicable agreement.

(l)	The maximum potential amount the Fund could receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the applicable agreement.

(m)	Security or portion thereof pledged as collateral supporting the amounts outstanding under the Fund’s prime brokerage facility with JPMorgan Chase Bank, N.A.

(n)	Restricted security as to resale. As of June 30, 2017, the Fund held 45.3% of its net assets, with a fair value of $712,719, in restricted securities.

(o)	Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP PBIL”). Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNP PBIL (see Note 9).

(p)	Security was on non-accrual status as of June 30, 2017.

(q)	Security or portion thereof held by FS Global Credit Opportunities Fund (Cayman), a wholly-owned subsidiary of the Fund.

(r)	Security held within FS Global Investments, Inc., a wholly-owned subsidiary of the Fund.

(s)	Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2017, the Fund held investments in one portfolio company of which it is deemed to be an “affiliated person” but is not deemed to “control”. The following table presents certain information with respect to such portfolio company for the six months ended June 30, 2017:

Portfolio Company	Fair Value at December 31, 2016	Purchases and Paid-in-kind Interest	Sales and Redemptions	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2017	Interest Income	Fee Income	Dividend Income
Senior Secured Loans—First Lien
Aspect Software, Inc.(1)	$2,276	$1,192	$(639)	—	—	$(9)	$2,820	$128	$58	—
Aspect Software, Inc.	$7,173	—	$(90)	—	—	$(62)	$7,021	$399	$98	—
Aspect Software, Inc.(2)	—	—	—	—	—	—	$—	—	$42	—
Equity/Other
Aspect Software, Inc., Common Equity	$43,452	$196	—	—	$591	$(12,724)	$31,515	—	—	—

(1)	Security includes a partially unfunded commitment with an amortized cost of $821 and a fair value of $819.

(2)	Security is an unfunded commitment with an amortized cost of $1,296 and a fair value of $1,296.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

June 30, 2017
Assets
Investments, at fair value—unaffiliated (amortized cost—$2,022,998)	$2,032,410
Investments, at fair value—affiliated (amortized cost—$49,038)	41,356
Cash	50,136
Foreign currency (cost—$57,267)	59,156
Dividends receivable	30
Interest receivable	31,884
Collateral held at broker for open swap contracts	3,347
Receivable for investments sold and repaid	39,705
Receivable for common shares sold	16,647
Unamortized swap premiums paid	960
Deferred financing costs	94
Prepaid expenses	104

Total assets	$2,275,829

Liabilities
Payable for investments purchased	$80,949
Credit facilities payable (net of deferred financing costs—$100)	521,946
Cash due to broker	34,476
Investments sold short, at fair value (proceeds—$31,561)	33,283
Interest expense payable	8,317
Shareholder distributions payable	1,174
Management fees payable	11,222
Expense recoupment payable to sponsor(1)	124
Incentive fees payable	3,720
Administrative services expense payable	261
Accounting and administrative fees payable	29
Professional fees payable	231
Trustees’ fees payable	189
Unrealized depreciation on credit default swaps	751
Unrealized depreciation on forward foreign currency exchange contracts	4,150
Other accrued expenses and liabilities	1,594

Total liabilities	$702,416

Net assets	$1,573,413

Commitments and contingencies—($8,483)(2)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 199,408,883 shares issued and outstanding	$199
Capital in excess of par value	1,699,229
Accumulated net realized gain (loss)(3)	(140,707)
Accumulated net investment income(3)	13,631
Net unrealized appreciation (depreciation)	1,061

Net assets	$1,573,413

Net asset value per common share at period end	$7.89

(1)	See Note 4 for a discussion of reimbursements paid to the Fund by its investment adviser and affiliates and recoupment of such amounts payable by the Fund to its investment adviser and affiliates.

(2)	See Note 11 for a discussion of the Fund’s commitments and contingencies.

(3)	See Note 5 for a discussion of the sources of distributions declared by the Fund.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Statement of Operations

(in thousands)

Six Months Ended June 30, 2017
Investment income
Interest income—unaffiliated	$101,278
Interest income—affiliated	527
Dividend income—unaffiliated	894
Fee income—unaffiliated	8,362
Fee income—affiliated	198
Securities lending income—unaffiliated	4

Total investment income	111,263

Operating expenses
Management fees	22,082
Incentive fees	5,912
Administrative services expenses	639
Accounting and administrative fees	660
Interest expense	8,860
Professional fees	200
Trustees’ fees	444
Other general and administrative expenses	556

Total operating expenses	39,353
Add: Expense recoupment to sponsor(1)	124

Net operating expenses	39,477

Net investment income	71,786

Realized and unrealized gain/loss
Net realized gain (loss) on investments—unaffiliated	24,593
Net realized gain (loss) on investments—affiliated	591
Net realized gain (loss) on credit default swaps	(388)
Net realized gain (loss) on forward foreign currency exchange contracts	(3,491)
Net realized gain (loss) on foreign currency	(1,906)
Net realized gain (loss) on investments sold short	(5,752)
Net change in unrealized appreciation (depreciation) on investments—unaffiliated	(28,453)
Net change in unrealized appreciation (depreciation) on investments—affiliated	(12,795)
Net change in unrealized appreciation (depreciation) on credit default swaps	(831)
Net change in unrealized appreciation (depreciation) on investments sold short	(1,722)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(5,590)
Net change in unrealized gain (loss) on foreign currency	1,960

Total net realized gain (loss) and unrealized appreciation (depreciation)	(33,784)

Net increase (decrease) in net assets resulting from operations	$38,002

(1)	See Note 4 for a discussion of reimbursements paid to the Fund by its investment adviser and affiliates and recoupment of such amounts payable by the Fund to its investment adviser and affiliates.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations
Net investment income (loss)	$71,786	$125,270
Net realized gain (loss)	13,647	(68,871)
Net change in unrealized appreciation (depreciation) on investments	(41,248)	234,594
Net change in unrealized appreciation (depreciation) on credit default swaps	(831)	(1,190)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(5,590)	1,440
Net change in unrealized gain (loss) on foreign currency	1,960	818
Net change in unrealized appreciation (depreciation) on investments sold short	(1,722)	—

Net increase (decrease) in net assets resulting from operations	38,002	292,061

Shareholder distributions(1)
Distributions from net investment income	(75,046)	(126,479)

Net decrease in net assets resulting from shareholder distributions	(75,046)	(126,479)

Capital share transactions(2)
Issuance of common shares	216,552	331,426
Repurchases of common shares	(16,768)	(12,105)

Net increase in net assets resulting from capital share transactions	199,784	319,321

Total increase in net assets	162,740	484,903
Net assets at beginning of period	1,410,673	925,770

Net assets at end of period	$1,573,413	$1,410,673

Accumulated net investment income(1)	$13,631	$16,891

(1)	See Note 5 for a discussion of the sources of distributions declared by the Fund.

(2)	See Note 3 for a discussion of transactions with respect to the Fund’s common shares for the six months ended June 30, 2017 and the year ended December 31, 2016.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Unaudited Consolidated Statement of Cash Flows

(in thousands)

Six Months Ended June 30, 2017
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$38,002
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(1,161,042)
Paid-in-kind interest	(2,175)
Proceeds from sales and repayments of investments	927,397
Purchases to cover investments sold short	(98,968)
Proceeds from investments sold short	124,777
Premiums paid on credit default swaps—buy, net	207
Net realized (gain) loss on investments	(25,184)
Net realized (gain) loss on investments sold short	5,752
Net change in unrealized (appreciation) depreciation on investments	41,248
Net change in unrealized (appreciation) depreciation on credit default swaps	831
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	5,590
Net change in unrealized (appreciation) depreciation on investments sold short	1,722
Accretion of discount	(19,863)
Amortization of deferred financing costs	386
(Gain) loss on borrowings in foreign currency	1,446
(Increase) decrease in collateral held at broker for open swap contracts	398
(Increase) decrease in expense reimbursement due from sponsor(1)	124
(Increase) decrease in receivable for investments sold and repaid	(24,833)
(Increase) decrease in dividends receivable	(30)
(Increase) decrease in interest receivable	(31)
(Increase) decrease in prepaid expenses	(104)
Increase (decrease) in payable for investments purchased	46,865
Increase (decrease) in cash due to broker	(152,154)
Increase (decrease) in interest expense payable	3,940
Increase (decrease) in management fees payable	1,165
Increase (decrease) in expense recoupment payable to sponsor(1)	124
Increase (decrease) in incentive fees payable	3,720
Increase (decrease) in administrative services expense payable	36
Increase (decrease) in accounting and administrative fees payable	(60)
Increase (decrease) in professional fees payable	(32)
Increase (decrease) in trustees’ fees payable	(32)
Increase (decrease) in other accrued expenses and liabilities	(1,165)

Net cash used in operating activities	(281,943)

Cash flows from financing activities
Issuance of common shares	199,905
Repurchases of common shares	(16,768)
Shareholder distributions	(75,242)
Borrowings under credit facilities(2)	200,000
Deferred financing costs paid	(150)

Net cash provided by financing activities	307,745

Total increase (decrease) in cash(3)	25,802
Cash at beginning of period	83,490

Cash at end of period(4)	$109,292

(1)	See Note 4 for a discussion of reimbursements paid to the Fund by its investment adviser and affiliates and recoupment of such amounts payable by the Fund to its investment adviser and affiliates.

(2)	See Note 9 for a discussion of the Fund’s financing arrangements. During the six months ended June 30, 2017, the Fund paid $2,140 of interest expense on the financing arrangements and paid $2,394 on amounts due to broker.

(3)	Includes net change in unrealized gain (loss) on foreign currency of $3,169.

(4)	Balance includes foreign currency.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Financial Highlights

(in thousands, except share and per share amounts)

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Period from December 12, 2013 (Commencement of Operations) to December 31, 2013
Per Share Data:(1)
Net asset value, beginning of period	$8.07	$7.11	$8.91	$10.02	$10.00
Results of operations
Net investment income (loss)(2)(3)	0.39	0.80	0.87	0.87	—
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.17)	0.97	(1.80)	(1.11)	0.07

Net increase (decrease) in net assets resulting from operations	0.22	1.77	(0.93)	(0.24)	(0.07)

Shareholder distributions(4)
Distributions from net investment income	(0.40)	(0.81)	(0.87)	(0.87)	(0.05)

Net decrease in net assets resulting from shareholder distributions	(0.40)	(0.81)	(0.87)	(0.87)	(0.05)

Net asset value, end of period	$7.89	$8.07	$7.11	$8.91	$10.02

Shares outstanding, end of period	199,408,883	174,763,703	130,181,842	65,529,194	4,857,035

Total return(5)(6)	2.77%	26.66%	(11.37)%	(2.94)%	0.65%

Ratio/Supplemental Data:
Net assets, end of period	$1,573,413	$1,410,673	$925,770	$583,619	$48,644

Ratio of net investment income (loss) to average net assets(7)(8)	9.56%	10.84%	10.53%	9.01%	(0.41)%

Ratio of total operating expenses to average net assets(7)	5.24%	4.61%	4.69%	3.72%	9.36%
Ratio of expense reimbursement from sponsor to average net assets(7)	—%	(0.74)%	(1.51)%	(3.10)%	(8.53)%
Ratio of expense recoupment to sponsor to average net assets(7)	0.01%	—%	—%	—%	—%

Ratio of net operating expenses to average net assets(7)	5.25%	3.87%	3.18%	0.62%	0.83%

Portfolio turnover(6)	47.18%	92.36%	124.78%	165.25%	—%

Total amount of senior securities outstanding exclusive of treasury securities	$556,522	$507,230	$346,525	$157,721	$—

Asset coverage per unit(9)	3.76	3.78	3.63	4.45	—

(1)	Per share data may be rounded in order to compute the ending net asset value per share.

(2)	The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)	Net investment loss for the period from December 12, 2013 (Commencement of Operations) to December 31, 2013 was less than $0.005 per common share.

(4)	The per share data for distributions reflects the actual amount of distributions declared per common share during the applicable period.

(5)

The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Fund at the Fund’s net asset value per share as of the

See notes to unaudited consolidated financial statements.

share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund’s investment portfolio during the applicable period and do not represent an actual return to shareholders.

(6)	Data for periods of less than one year are not annualized.

(7)	Average daily net assets for the applicable period is used for this calculation. Ratios for the six months ended June 30, 2017 and the period from December 12, 2013 (Commencement of Operations) to December 31, 2013 are annualized. Annualized ratios for the six months ended June 30, 2017 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2017.

(8)	For the six months ended June 30, 2017, no portion of the Fund’s operating expenses was reimbursed by the sponsor. Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been 10.10%, 9.02%, 5.91% and (8.94)% for the years ended December 31, 2016, 2015 and 2014 and the period from December 12, 2013 (Commencement of Operations) to December 31, 2013, respectively.

(9)	Asset coverage per unit is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Global Credit Opportunities Fund, or the Fund, was organized as a Delaware statutory trust on January 28, 2013 and commenced investment operations on December 12, 2013 upon FS Global Credit Opportunities Fund—A, or Fund—A, and FS Global Credit Opportunities Fund—D, or Fund—D, and, together with Fund—A, the Companies, collectively raising net offering proceeds of $2,500 in the aggregate, or the minimum offering requirement, from the sale of common shares in their continuous public offerings to persons who were not affiliated with the Fund, the Companies, the Fund’s investment adviser, FS Global Advisor, LLC, or FS Global Advisor, or the investment sub-adviser to FS Global Advisor, GSO Capital Partners LP, or GSO. FS Global Advisor is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or FS Investments.

The Companies each closed their respective continuous public offerings to new investors in April 2016. Two new feeder funds of the Fund, FS Global Credit Opportunities Fund—T, or Fund—T, and FS Global Credit Opportunities Fund—ADV, or Fund—ADV, and collectively with the Companies, Fund—T, Fund—ADV and Fund—T2, the Feeder Funds, were formed in February 2016. Fund—T commenced its investment operations in June 2016 and Fund—ADV commenced its investment operations in July 2016. Fund—T closed its continuous public offering to new investors in June 2017. An additional new feeder fund of the Fund, FS Global Credit Opportunities Fund—T2, or Fund—T2, was formed in February 2017 and commenced its investment operations in August 2017.

As of June 30, 2017, approximately 70.4%, 13.7%, 12.4% and 3.5% of the Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by Fund—A, Fund—D, Fund—T and Fund—ADV, respectively.

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of June 30, 2017, the Fund had two wholly-owned financing subsidiaries and three wholly-owned subsidiaries through which it holds interests in certain portfolio companies. The unaudited consolidated financial statements include both the Fund’s accounts and the accounts of its wholly-owned subsidiaries as of June 30, 2017. All significant intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes. Additionally, one of the Fund’s consolidated subsidiaries is subject to U.S. federal and state income taxes.

The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Fund’s unaudited consolidated financial

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2016 included in the Fund’s certified shareholder report on Form N-CSR. Operating results for the six months ended June 30, 2017 are not necessarily indicative of the results that may be expected for the year ending December 31, 2017. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies, or ASC Topic 946. The Fund has evaluated the impact of subsequent events through the date the financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the Fund’s unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.

Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common shares on each day that the New York Stock Exchange, or the NYSE, is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common shares by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or OTC securities.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

For purposes of calculating NAV, the Fund uses the following valuation methods:

•	The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•	If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, investments are valued at the mid-point of the average bid and ask prices obtained from such sources.

•	To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Fund’s board of trustees, or the Board, in accordance with the Fund’s valuation policy. In making such determination, the Board may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:

•	The quarterly fair valuation process begins with FS Global Advisor’s management team reviewing and documenting preliminary valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•	FS Global Advisor’s management team then provides the valuation committee of the Board with preliminary valuations for each investment;

•	The preliminary valuations are then presented to and discussed with the valuation committee of the Board;

•	The valuation committee of the Board then reviews the preliminary valuations and FS Global Advisor’s management team, together with any approved independent third-party valuation service, if applicable, respond to and supplement the preliminary valuations to reflect any comments provided by the valuation committee of the Board;

•	Following its review, the valuation committee of the Board approves the fair valuation of the Fund’s investments and recommends that the Board similarly approve the fair valuation of the Fund’s investments; and

•	The Board discusses the valuation of the Fund’s investments and determines the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Global Advisor, the valuation committee of the Board and any approved independent third-party valuation service, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s unaudited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited consolidated financial statements. In making its determination of fair value, the Board may use any approved independent third-party pricing or

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

valuation service; provided that the Board shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Board shall retain the discretion to use any relevant data, including information obtained from FS Global Advisor, GSO or any approved independent third-party valuation or pricing service, that the Board deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that FS Global Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, are valued at fair value. The Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

FS Global Advisor, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Global Advisor, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the companies relative to comparable firms, as well as such other factors as the Board, in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.

Securities that carry certain restrictions on sale typically will be valued at a discount from the public market value of the security, where applicable.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (e.g., movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith by the Board in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable.

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. The aggregate settlement values and notional amounts of the contracts are not recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the contracts are recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward foreign currency exchange contracts.

Swaps typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.

The Board is solely responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Global Advisor’s management team, and has authorized FS Global Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the Board. The valuation committee of the Board is responsible for overseeing FS Global Advisor’s implementation of the Fund’s valuation process.

Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s unaudited consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its unaudited consolidated statement of operations. During the six months ended June 30, 2017, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s unaudited consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Credit Default Swaps: When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation, such as a U.S. or foreign corporate issuer or sovereign issuer, occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller of a credit default swap contract, the Fund may create economic leverage because, in addition to its net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps as presented in Note 6 and Note 8. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Options Written: The Fund may write call and put options in an effort to manage risk and/or generate gains from options premiums. When the Fund writes a call option, it gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the Fund to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund writes a put option, it gives the holder the right to sell and obligates the Fund to buy the underlying

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.

Securities Lending: The Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions to the extent permitted by the 1940 Act. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by FS Global Advisor to be of relatively high credit standing. Loans of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. The Fund invests the cash collateral received in accordance with its investment objectives, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments. As of June 30, 2017, the Fund had no securities on loan.

Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a weekly, semi-monthly or monthly basis and to pay such distributions on a monthly or quarterly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

Revenue Recognition: In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers, which provides for revenue recognition based on the consideration to which an entity expects to be entitled in exchange for transferring goods or services to a customer. When it becomes effective, the new revenue recognition guidance in ASU No. 2014-09 will replace most revenue recognition guidance under existing GAAP. In 2016, the FASB issued additional guidance that clarified, amended or technically corrected prior revenue recognition guidance. The new revenue recognition guidance applies to all entities and all contracts with customers to provide goods or services in the ordinary course of business, excluding, among other things, financial instruments as well as certain other contractual rights and obligations. For public entities, the new

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

standards are effective during the interim and annual periods beginning after December 15, 2017, with early adoption permitted. The standards permit the use of either the retrospective or cumulative effect transition method. The Fund is currently evaluating the applicability of the new revenue recognition guidance to the Fund’s revenue recognition policies and assessing the impact of this guidance on the Fund’s consolidated financial statements.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the six months ended June 30, 2017 and the year ended December 31, 2016:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance of Common Shares	26,720,634	$216,552	46,193,099	$331,426
Aggregate Consideration for Repurchased Shares	(2,075,454)	(16,768)	(1,611,238)	(12,105)

Net Proceeds from Share Transactions	24,645,180	$199,784	44,581,861	$319,321

Common shares of the Fund are issued solely to Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2 in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. During the six months ended June 30, 2017, the Fund issued 4,180,059 common shares to Fund—A, 922,033 common shares to Fund—D, 16,302,122 common shares to Fund—T and 5,316,420 common shares to Fund—ADV for gross proceeds of $33,864, $7,468, $132,159 and $43,061, respectively. During the year ended December 31, 2016, the Fund issued 30,272,343 common shares to Fund—A, 5,788,060 common shares to Fund—D, 8,537,443 common shares to Fund—T and 1,595,253 common shares to Fund—ADV for gross proceeds of $212,003, $40,865, $66,146 and $12,412, respectively. During the period from July 1, 2017 to August 15, 2017, the Fund issued 973,837 common shares to Fund—A, 204,880 common shares to Fund—D, 161,198 common shares to Fund—T, 475,021 common shares to Fund—ADV and 187,139 common shares to Fund—T2 for gross proceeds of $7,704, $1,621, $1,275, $3,741 and $1,491, respectively.

The Fund intends to repurchase common shares held by Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2 to the extent necessary to accommodate repurchase requests under each Feeder Fund’s share repurchase program. During the six months ended June 30, 2017, the Fund repurchased 1,830,215 common shares from Fund—A, 236,790 common shares from Fund—D and 8,449 common shares from Fund—ADV for aggregate consideration totaling $14,787, $1,913 and $68, respectively. During the six months ended June 30, 2017, the Fund did not repurchase any of its common shares to accommodate repurchase requests under Fund—T’s share repurchase program. During the year ended December 31, 2016, the Fund repurchased 1,306,205 common shares from Fund—A and 305,033 common shares from Fund—D for aggregate consideration totaling $9,809 and $2,296, respectively. During the year ended December 31, 2016, the Fund did not repurchase any of its common shares to accommodate repurchase requests under Fund—T’s and Fund—ADV’s share repurchase programs. On July 5, 2017, the Fund repurchased approximately 1,670,873 common shares from Fund—A, 346,065 common shares from Fund—D, 11,700 common shares from Fund—T and 12,187 common shares from Fund—ADV at $7.891 per common share for aggregate consideration totaling $13,184, $2,731, $92 and $96, respectively.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

Pursuant to the amended and restated investment advisory agreement, dated as of October 9, 2013, by and between the Fund and FS Global Advisor, or the investment advisory agreement, FS Global Advisor is entitled to (a) an annual management fee of 2.0% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. The Fund commenced accruing fees under the investment advisory agreement on December 12, 2013, upon commencement of the Fund’s investment operations. Management fees are calculated and payable quarterly in arrears.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the administration agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the issuance of common shares (including common shares issued in respect of reinvested distributions), reduced by amounts paid in connection with repurchases of common shares to accommodate repurchase requests under the Companies’ share repurchase programs.

The calculation of the incentive fee for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25% (9.00% annualized);

•	100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•	20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Pursuant to an investment sub-advisory agreement, or the investment sub-advisory agreement, between FS Global Advisor and GSO Capital Partners, LP, or GSO, GSO will receive 50% of all management and incentive fees paid to FS Global Advisor under the investment advisory agreement with respect to each year.

Under the administration agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Global Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.

FS Investments funded organization costs in the amount of $22 for the period from January 28, 2013 (Inception) to December 31, 2013. These costs were recorded by the Fund as a contribution to capital. The organization costs were charged to expense as incurred by the Fund. Under the terms of the administration agreement, upon satisfaction of the minimum offering requirement, FS Global Advisor became entitled to receive 1.5% of offering proceeds from the issuance of the Fund’s common shares until all organization and offering costs funded by FS Global Advisor and its affiliates (including FS Investments) have been recovered. Any such reimbursements will be recorded by the Fund as a reduction of capital. During the period from December 12, 2013 (Commencement of Operations) through June 30, 2017, the Fund did not reimburse FS Global Advisor or its affiliates for organization costs previously funded.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table describes the fees and expenses incurred under the investment advisory agreement, the administration agreement and the expense reimbursement agreement during the six months ended June 30, 2017:

Related Party	Source Agreement	Description	Six Months Ended June 30, 2017

FS Global Advisor	Investment Advisory Agreement	Management Fee(1)	$22,082

FS Global Advisor	Investment Advisory Agreement	Incentive Fee(2)	$5,912

FS Global Advisor	Administration Agreement	Administrative Services Expenses(3)	$639

FS Investments	Expense Reimbursement Agreement	Expense Recoupment(4)	$124

(1)	During the six months ended June 30, 2017, $20,917 in management fees were paid to FS Global Advisor. As of June 30, 2017, $11,222 in management fees were payable to FS Global Advisor.

(2)	During the six months ended June 30, 2017, $2,192 in incentive fees were paid to FS Global Advisor. As of June 30, 2017, $3,720 in incentive fees were payable to FS Global Advisor.

(3)	During the six months ended June 30, 2017, the Fund paid $603 in administrative services expenses to FS Global Advisor.

(4)	During the six months ended June 30, 2017, the Fund accrued $124 for expense recoupments payable to FS Investments under the expense reimbursement agreement (see “—Expense Reimbursement Agreement” below). During the six months ended June 30, 2017, there were no expense recoupments paid to FS Investments. As of June 30, 2017, $124 in expense recoupments were payable to FS Investments.

Capital Contribution by FS Global Advisor

In March 2013, Michael C. Forman and David J. Adelman, the principals of FS Global Advisor, each contributed approximately $100 to purchase 5,000 common shares of beneficial interest of Fund—A and 5,000 common shares of beneficial interest of Fund—D, in each case at a price of $10.00 per share. The Companies, in turn, each purchased 10,000 common shares of the Fund at $10.00 per share. The principals will not tender for repurchase the common shares of the Companies held by them as long as FS Global Advisor remains the Fund’s investment adviser.

In March 2016, Michael C. Forman contributed an aggregate of $200 to purchase 10,000 common shares of beneficial interest of Fund—T and 10,000 common shares of beneficial interest of Fund—ADV, in each case at a price of $10.00 per share. Immediately prior to the initial weekly closings of Fund—T and Fund—ADV, each Company effected a share split to ensure that the per share price paid by Mr. Forman for the common shares purchased by him in the private placement was equal to the NAV per common share of the Fund on the dates of the initial weekly closings of the Feeder Funds. On the date of the applicable weekly closing, Fund—T purchased 13,544 common shares of the Fund at $7.38 per share and Fund—ADV purchased 13,664 common shares of the Fund at $7.32 per share. Mr. Forman will not tender the common shares of the Feeder Funds for repurchase as long as FS Global Advisor remains the Fund’s investment adviser.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

In March 2017 FS Investments contributed $100 to Fund—T2, which was used in its entirety to purchase 10,000 common shares of beneficial interest of Fund—T2 at $10.00 per share. FS Investments will not tender these common shares for repurchase as long as FS Global Advisor remains the Fund’s investment adviser.

Potential Conflicts of Interest

FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund.

Expense Reimbursement Agreement

Pursuant to an expense support and conditional reimbursement agreement, dated as of August 20, 2013, by and between the Fund and FS Investments, or the expense reimbursement agreement, FS Investments has agreed to reimburse the Fund for expenses to ensure that the Fund bears a reasonable level of expenses in relation to its income. The purpose of this arrangement is to ensure that no portion of any ordinary cash distributions made by the Fund will be paid from offering proceeds or borrowings. However, because certain investments the Fund may make, including preferred and common equity investments, may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions may also be deemed to constitute a return of capital for tax purposes to the extent that the Fund may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, FS Investments will not reimburse the Fund for the portion of the Fund’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions.

Under the expense reimbursement agreement, FS Investments will reimburse the Fund quarterly in an amount equal to the difference between the cumulative ordinary cash distributions paid to the Fund’s shareholders in such quarter, less the sum of the Fund’s net investment income, net short-term capital gains and dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains) in such quarter.

Pursuant to the expense reimbursement agreement, the Fund has a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under this arrangement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, the sum of the Fund’s net investment income, net short-term capital gains and the amount of any dividends and

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net short-term capital gains) exceeds the ordinary cash distributions paid by the Fund to shareholders in such quarter; provided, however, that (i) the Fund will only reimburse FS Investments for expense support payments made by FS Investments to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Fund during such fiscal year) to exceed the lesser of (A) 1.75% of the Fund’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of the Fund’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year) and (ii) the Fund will not reimburse FS Investments for expense support payments made by FS Investments if the annualized rate of distributions per common share declared by the Fund at the time of such expense reimbursement payment is less than the annualized rate of distributions per common share declared by the Fund at the time FS Investments made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Fund’s total operating expenses, excluding the management fee, the incentive fee, organization and offering expenses, financing fees and costs, interest expense and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

The Fund or FS Investments may terminate the expense reimbursement agreement at any time. FS Investments has indicated that it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that the Fund bears a reasonable level of expenses in relation to its income.

The specific amount of expenses reimbursed by FS Investments pursuant to the expense reimbursement agreement, if any, is determined at the end of each fiscal quarter. Upon termination of the expense reimbursement agreement by FS Investments, FS Investments will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the conditional obligation of the Fund to reimburse FS Investments pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

FS Investments agreed to forgo reimbursement of all expense reimbursements made by it to the Fund through December 31, 2015. As such, as of December 31, 2015, there were no amounts subject to reimbursement by the Fund to FS Investments under the expense reimbursement agreement. During the year ended December 31, 2016, the Fund accrued $8,585 for expense reimbursements that FS Investments agreed to pay.

As discussed above, under the expense reimbursement agreement, amounts reimbursed to the Fund by FS Investments may become subject to repayment by the Fund in the future. During the six months ended June 30, 2017, the Fund accrued $124 for expense recoupments payable to FS Investments. As of June 30, 2017, the Fund had $124 of expense recoupments due to FS Investments and $8,461 remains subject to repayment by the Fund to FS Investments in the future.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table reflects the expense reimbursements accrued from FS Investments to the Fund through June 30, 2017 that may be subject to reimbursement to FS Investments:

Quarter Ended	Amount of Expense Reimbursements	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Annualized Rate of Distributions Per Common Share(1)	Reimbursement Eligibility Expiration
March 31, 2016	$6,071	0.47%	12.69%	March 31, 2019
June 30, 2016	$2,123	0.42%	9.77%	June 30, 2019
September 30, 2016	$267	0.42%	9.24%	September 30, 2019

(1)	The annualized rate of distributions per common share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular weekly cash distribution per common share as of such date without compounding), divided by the Fund’s NAV per common share as of such date.

FS Investments is controlled by the Fund’s chairman, president and chief executive officer, Michael C. Forman, and the Fund’s vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that FS Investments will reimburse any portion of the Fund’s expenses in future years.

Note 5. Distributions

The following table reflects the cash distributions per common share that the Fund declared on its common shares during the six months ended June 30, 2017 and the years ended December 31, 2016 and 2015:

	Distribution
Fiscal Period	Per Share	Amount
For the Year Ended December 31, 2015	$0.8719	$86,589
For the Year Ended December 31, 2016	$0.8107	$126,479
For the Six Months Ended June 30, 2017	$0.4030	$75,046

On June 29, 2017, July 31, 2017 and August 9, 2017, the Board declared regular weekly cash distributions for July, August and September 2017, respectively. The regular weekly cash distributions, each in the amount of $0.013721 per common share, have been or will be paid monthly to shareholders of record as of weekly record dates previously determined by the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Each of the Feeder Funds has adopted an “opt in” distribution reinvestment plan for its shareholders pursuant to which shareholders of each Feeder Fund can elect to have their cash distributions reinvested in additional common shares of such Feeder Fund. To the extent that a Feeder Fund’s shareholders reinvest their cash distributions, such Feeder Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund (and subsequently paid by the Feeder Funds to their respective shareholders) may be reinvested in additional common shares of the Fund.

The Fund may fund its cash distributions to shareholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets, distributions on account of preferred and common equity and expense reimbursements and additional support payments from FS Investments. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.

The Fund expects that for a period of time, which time period may be significant, substantial portions of the Fund’s distributions may be funded through the reimbursement of certain expenses and additional support payments by FS Investments and its affiliates, including through the waiver of certain investment advisory fees by FS Global Advisor, that may be subject to repayment by the Fund within three years. The purpose of this arrangement is to ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings. Any such distributions funded through support payments or waivers of advisory fees are not based on the Fund’s investment performance and the Fund’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or FS Investments continues to make such payments or waivers of such fees. The Fund’s future repayments of amounts reimbursed or waived by FS Investments and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Fund will achieve the performance necessary to sustain its distributions or that the Fund will be able to pay distributions at a specific rate or at all. FS Investments and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. For the six months ended June 30, 2017, no portion of the cash distributions declared was funded through the reimbursement of operating expenses by FS Investments. For the year ended December 31, 2016, if FS Investments had not reimbursed certain of the Fund’s expenses, 7% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings.

The following table reflects the sources of the cash distributions on a tax basis that the Fund declared on its common shares during the six months ended June 30, 2017 and the year ended December 31, 2016:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income (prior to expense reimbursement from sponsor)(1)	75,046	100%	117,528	93%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	366	0%
Expense reimbursement from sponsor	—	—	8,585	7%

Total	$75,046	100%	$126,479	100%

(1)	During the six months ended June 30, 2017 and the year ended December 31, 2016, 83.6% and 81.9% of the Fund’s gross investment income, respectively, was attributable to cash income earned, 14.4% and 17.5%, respectively, was attributable to non-cash accretion of discount and 2.0% and 0.6%, respectively, was attributable to paid-in-kind, or PIK, interest.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The Fund’s net investment income on a tax basis for the six months ended June 30, 2017 and the year ended December 31, 2016 was $56,875 and $136,906, respectively. As of June 30, 2017, the Fund had $1,473 of undistributed net investment income on a tax basis.

The difference between the Fund’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the tax treatment of unrealized appreciation (depreciation) on certain investments, realized foreign currency gains (losses) and reclassification of unamortized original issue discount, amendment fees and prepayment fees recognized upon prepayment of loans.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income for the six months ended June 30, 2017:

Six Months Ended June 30, 2017
GAAP-basis net investment income (loss)	$71,786
Reclassification of unamortized original issue discount, amendment fees and prepayment fees	(4,364)
Reclassification of mark-to-market unrealized appreciation (depreciation) on certain investments	(4,901)
Foreign currency gains (losses)	(5,397)
Other miscellaneous differences	(249)

Tax-basis net investment income (loss)	$56,875

As of June 30, 2017, the components of accumulated earnings (loss) on a tax basis were as follows:

Six Months Ended June 30, 2017
Distributable ordinary income	$1,473
Capital loss carryover(1)	(119,720)
Net unrealized appreciation (depreciation)	(7,097)

$(125,344)

(1)	The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. As of June 30, 2017, the Fund had long-term and short-term capital loss carryovers of $77,535 and $42,185, respectively.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $2,086,817 as of June 30, 2017. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(13,051), which was comprised of gross unrealized appreciation of $87,525 and gross unrealized depreciation of $100,576, as of June 30, 2017.

Note 6. Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

Each contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the unaudited consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the unaudited consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.

The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) whose primary underlying risk exposure is credit risk as of June 30, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative
Forward foreign currency exchange contracts	$—		$4,150	(1)
Credit default swap contracts	$960	(2)	$751	(3)

(1)	Unaudited consolidated statement of assets and liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

(2)	Unaudited consolidated statement of assets and liabilities location: Unamortized swap premiums paid.

(3)	Unaudited consolidated statement of assets and liabilities location: Unrealized depreciation on credit default swaps.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported on a gross basis on its unaudited consolidated statement of assets and liabilities, are presented in the table above.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of June 30, 2017:

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
JPMorgan Chase Bank, N.A.	$209	$—	$—	$—	$209

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
JPMorgan Chase Bank, N.A.	$4,150	$—	$—	$—	$4,150

(1)	In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)	Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(3)	Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s unaudited consolidated statement of operations whose primary underlying risk exposure is credit risk for the six months ended June 30, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward foreign currency exchange contracts	$(3,491	)(1)	$(5,590	)(2)
Credit default swap contracts	$(388	)(3)	$(831	)(4)

(1)	Unaudited consolidated statement of operations location: Net realized gain (loss) on forward foreign currency exchange contracts.

(2)	Unaudited consolidated statement of operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

(3)	Unaudited consolidated statement of operations location: Net realized gain (loss) on credit default swaps.

(4)	Unaudited consolidated statement of operations location: Net change in unrealized appreciation (depreciation) on credit default swaps.

The average notional amounts of credit default swap contracts and forward foreign currency exchange contracts outstanding during the six months ended June 30, 2017, which are indicative of the volumes of these derivative types, were $7,000 and $185,269, respectively.

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of June 30, 2017:

	June 30, 2017
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$613,091	$579,405	28%
Senior Secured Loans—Second Lien	249,535	255,405	12%
Senior Secured Bonds	398,634	407,143	20%
Subordinated Debt	638,000	652,568	31%
Collateralized Securities	62,931	63,815	3%
Equity/Other	109,845	115,430	6%

Total	$2,072,036	$2,073,766	100%

Investments Sold Short	$(31,561)	$(33,283)

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

As of June 30, 2017, the Fund was deemed to be an “affiliated person”, as defined in the 1940 Act, of Aspect Software, Inc., in which the Fund has two senior secured loan investments, two unfunded senior secured loan commitments and an equity/other investment. As of June 30, 2017, except for Aspect Software, Inc., the Company did not “control” and was not an “affiliated person”, each as defined in the 1940 Act, of any of its portfolio companies.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2017, the Fund had six senior secured loan investments with aggregate unfunded commitments of $49,971. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2017:

	June 30, 2017
Industry Classification	Fair Value	Percentage of Portfolio
Banks	$93,370	5%
Capital Goods	264,364	13%
Commercial & Professional Services	17,637	1%
Consumer Durables & Apparel	4,181	0%
Consumer Services	153,574	7%
Diversified Financials	109,617	5%
Energy	231,611	11%
Food & Staples Retailing	9,439	0%
Food, Beverage & Tobacco	4,702	0%
Insurance	97,799	5%
Materials	139,015	7%
Media	103,037	5%
Pharmaceuticals, Biotechnology & Life Sciences	108,008	5%
Real Estate	32,905	2%
Retailing	76,209	4%
Software & Services	329,394	16%
Technology Hardware & Equipment	92,733	4%
Telecommunication Services	150,778	7%
Transportation	55,393	3%

Total	$2,073,766	100%

The table below describes the geographic concentration of the Fund’s investment portfolio and enumerates the percentage, by fair value, of the total portfolio assets in such geographic locations as of June 30, 2017:

	June 30, 2017
Geographic Locations(1)	Fair Value	Percentage of Portfolio
United States	$1,615,810	78%
Europe	333,257	16%
Other	124,699	6%

Total	$2,073,766	100%

(1)	Geographic location based on the portfolio company’s headquarters or principal place of business.

Purchases and sales of securities during the six months ended June 30, 2017, other than short-term securities and U.S. government obligations, were $1,161,042 and $927,397, respectively.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of June 30, 2017, the Fund’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	June 30, 2017
Level 1—Price quotations in active markets	$65,535
Level 2—Significant other observable inputs	—
Level 3—Significant unobservable inputs	2,008,231

Total	$2,073,766

As of June 30, 2017, the Fund’s forward foreign currency exchange contracts, investments sold short and credit default swaps were categorized as follows in the fair value hierarchy:

	June 30, 2017
Valuation Inputs	Asset	Liability
Level 1—Price quotations in active markets	$—	$(33,283)
Level 2—Significant other observable inputs	—	(4,150)
Level 3—Significant unobservable inputs	960	(751)

Total	$960	$(38,184)

The Fund’s investments as of June 30, 2017 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Fund valued its investments, forward foreign currency exchange contracts and credit default swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which were provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Seventeen equity/

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

other investments which were traded on an active public market were valued at their closing price as of June 30, 2017. Nine senior secured loan investments, two senior secured bond investments and two collateralized loan obligation investments were valued by an independent third-party valuation service approved by the Board, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the debt. Four of the Fund’s equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value.

The Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Fund believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Fund purchases and sells its investments. The Fund’s valuation committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation process.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the six months ended June 30, 2017 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Six Months Ended June 30, 2017
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/ Other	Total
Fair value at beginning of period	$532,643	$164,708	$369,187	$555,429	$48,256	$90,399	$1,760,622
Accretion of discount (amortization of premium)	7,963	1,154	3,683	7,063	—	—	19,863
Net realized gain (loss)	(2,074)	1,709	(1,628)	15,755	1,038	591	15,391
Net change in unrealized appreciation (depreciation)	(8,410)	(121)	(1,379)	15,348	(1,496)	(38,673)	(34,731)
Purchases	334,086	152,946	254,408	372,848	35,242	3,254	1,152,784
Paid-in-kind interest	384	191	—	1,600	—	—	2,175
Sales and redemptions	(285,187)	(65,182)	(217,128)	(315,475)	(19,225)	(5,676)	(907,873)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$579,405	$255,405	$407,143	$652,568	$63,815	$49,895	$2,008,231

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(5,192)	$835	$(8,825)	$23,090	$(328)	$(18,043)	$(8,463)

The following is a reconciliation for the six months ended June 30, 2017 of credit default swaps—buy protection for which significant unobservable inputs (Level 3) were used in determining fair value:

For the Six Months Ended June 30, 2017
Fair value at beginning of period	$1,247
Net realized gain (loss)	(388)
Net change in unrealized appreciation (depreciation)	(831)
Swap premiums paid	—
Coupon payments paid	181
Premiums received on exit	—
Net transfers in or out of Level 3	—

Fair value at end of period	$209

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to credit default swaps—buy protection still held at the reporting date	$(831)

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of June 30, 2017 are as follows:

Type of Investment	Fair Value at June 30, 2017	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$546,527	Market Quotes	Indicative Dealer Quotes	40.0% - 127.8%	91.5%
	28,697	Market Comparables	Market Yield (%)	10.5% - 12.3%	11.2%
	4,181	Market Comparables	EBITDA Multiples (x)	4.5x - 5.0x	4.8x
Senior Secured Loans—Second Lien	255,405	Market Quotes	Indicative Dealer Quotes	40.0% - 102.8%	99.5%
Senior Secured Bonds	386,849	Market Quotes	Indicative Dealer Quotes	73.8% - 114.0%	98.8%
	19,500	Market Comparables	Market Yield (%)	9.8% - 10.3%	10.0%
	794	Market Comparables	EBITDA Multiples (x)	4.8x - 5.3x	5.0x
			Production Multiples (Mboe/d)	$36,000.00 - $38,500.00	$37,250.00
			Proved Reserves Multiples (Mmboe)	$10.00 - $11.00	$10.50
			PV-10 Multiples (x)	0.7x - 0.8x	0.7x
Subordinated Debt	652,568	Market Quotes	Indicative Dealer Quotes	19.5% - 118.3%	95.5%
Collateralized Securities	8,012	Market Quotes	Indicative Dealer Quotes	53.3% - 96.6%	64.0%
	55,803	Market Comparables	Market Yield (%)	12.3% - 13.2%	12.6%
Equity/Other	5,885	Market Quotes	Indicative Dealer Quotes	$4.50 - $13.50	$9.56
	44,010	Market Comparables	EBITDA Multiples (x)	4.8x - 9.3x	7.9x
			Production Multiples (Mboe/d)	$36,000.00 - $47,500.00	$38,800.83
			Proved Reserves Multiples (Mmboe)	$9.25 - $11.00	$10.33
			PV-10 Multiples (x)	0.7x - 2.3x	1.0x

Total	$2,008,231

Credit Default Swaps—Buy Protection	$209	Market Quotes	Indicative Dealer Quotes	(3.4)% - (2.8)%	(3.0)%

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which were provided by an independent third-party pricing service and screened for validity by such service. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements

The following table presents summary information with respect to the Fund’s outstanding financing arrangements as of June 30, 2017:

Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Dauphin Funding Facility	Revolving Credit Facility	L+1.80%	$125,587		$124,413	August 25, 2017(1)
Bucks Funding Facility	Prime Brokerage Facility	L+1.10%	$396,459	(2)	$9,238	March 27, 2018(3)

(1)	On August 25, 2017, Dauphin Funding entered into an amendment to the Dauphin Funding facility to, among other things, extend the maturity date of the Dauphin Funding facility to August 25, 2018.

(2)	The maximum commitment financing available under the Bucks Funding facility is $300,000. Any amounts borrowed in excess of the maximum commitment financing are callable at the discretion of BNP Paribas.

(3)	As described below, this facility generally is terminable upon 270 days’ notice by either party. As of June 30, 2017, neither party to the facility had provided notice of its intent to terminate the facility.

Dauphin Funding Facility

On August 26, 2014, the Fund’s wholly-owned, special-purpose financing subsidiary, Dauphin Funding, entered into a revolving credit facility, or the Dauphin Funding facility, with Deutsche Bank AG, New York Branch, or Deutsche Bank, as administrative agent and a lender, and the other lenders party thereto. The Dauphin Funding facility originally provided for borrowings in an aggregate principal amount up to $150,000 on a committed basis. On December 9, 2014, the Dauphin Funding facility was amended to increase the maximum commitment available under the facility to $250,000.

On August 25, 2016, the Dauphin Funding facility was further amended to, among other things, (i) extend the maturity date of the Dauphin Funding facility to August 25, 2017, (ii) increase the applicable spread over LIBOR for a three-month period to 1.80% per annum, (iii) provide for a commitment fee of 0.75% per annum on the unborrowed portion of the Dauphin Funding facility, (iv) provide for an excess unused fee of 1.05% per annum payable on any unborrowed portion of the Dauphin Funding facility in excess of $125,000 and (v) provide for a commitment reduction fee in an amount equal to the commitment fee and, as applicable, excess unused fee that would have accrued through scheduled maturity on any amount by which the commitments are reduced.

The Fund may contribute assets to Dauphin Funding from time to time, subject to certain restrictions set forth in the Dauphin Funding facility, and will retain a residual interest in any assets contributed through its ownership of Dauphin Funding or will receive fair market value for any assets sold to Dauphin Funding. Dauphin Funding may purchase additional assets from various sources. Dauphin Funding has appointed the Fund to manage its portfolio of assets pursuant to the terms of an investment management agreement. Dauphin Funding’s obligations to Deutsche Bank under the Dauphin Funding facility are secured by a first priority security interest in substantially all of the assets of Dauphin Funding, including its portfolio of assets. The obligations of Dauphin Funding under the Dauphin Funding facility are non-recourse to the Fund and the Fund’s exposure under the Dauphin Funding facility is limited to the value of the Fund’s investment in Dauphin Funding.

Borrowings under the Dauphin Funding facility accrue interest at a rate equal to the three-month London Interbank Offered Rate, or LIBOR, plus a spread of 1.80% per annum. Any amounts borrowed under the Dauphin Funding facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

August 25, 2017. Borrowings under the Dauphin Funding facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Dauphin Funding varies depending upon the types of assets in Dauphin Funding’s portfolio.

Under the Dauphin Funding facility, Dauphin Funding has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The Dauphin Funding facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) the purchase by Dauphin Funding of certain ineligible assets; (c) the insolvency or bankruptcy of Dauphin Funding or the Fund; (d) the Fund ceasing to act as investment manager of Dauphin Funding’s assets; (e) the decline of the Fund’s NAV below a specified threshold; (f) fraud or other illicit acts by the Fund, FS Global Advisor or GSO in their respective investment advisory capacities; and (g) the occurrence of a default or similar condition under certain third-party contracts by the Fund or Dauphin Funding. Upon the occurrence of an event of default, Deutsche Bank may declare the outstanding principal and interest and all other amounts owing under the Dauphin Funding facility immediately due and payable. During the continuation of an event of default, Dauphin Funding must pay interest at a default rate.

As of June 30, 2017, $125,587 was outstanding under the Dauphin Funding facility. The carrying amount outstanding under the Dauphin Funding facility approximates its fair value. The Fund incurred costs of $1,876 in connection with obtaining and amending the Dauphin Funding facility, which the Fund has recorded as deferred financing costs on its unaudited consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of June 30, 2017, $94 of such deferred financing costs had yet to be amortized to interest expense.

For the six months ended June 30, 2017, the components of total interest expense for the Dauphin Funding facility were as follows:

Six Months Ended June 30, 2017
Direct interest expense	$1,723
Non-usage fees	468
Amortization of deferred financing costs	311

Total interest expense	$2,502

For the six months ended June 30, 2017, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Dauphin Funding facility were as follows:

Six Months Ended June 30, 2017
Cash paid for interest expense(1)	$2,140
Average borrowings under the facility	$124,865
Effective interest rate on borrowings (including the effect of non-usage fees)	3.49%
Weighted average interest rate (including the effect of non-usage fees)	3.48%

(1)	Interest under the Dauphin Funding facility is payable quarterly in arrears.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

Borrowings of Dauphin Funding are considered borrowings of the Fund for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.

Bucks Funding Facility

On March 10, 2015, the Fund’s wholly-owned financing subsidiary, Bucks Funding, entered into a committed facility arrangement, or the Bucks Funding facility, with BNP Paribas Prime Brokerage, Inc., or BNPP, on behalf of itself and as agent for BNP Paribas, BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL, and BNPP, or, collectively, the BNPP Entities. The Bucks Funding facility was amended on October 15, 2015 to provide BNPP with the cancellation right described below. On May 18, 2017, Bucks Funding entered into an amendment to the Bucks Funding facility to increase the maximum commitment available to Bucks Funding under the facility to $300,000. The Bucks Funding facility was effected through a committed facility agreement by and between Bucks Funding and BNPP, or the committed facility agreement, a U.S. Prime Brokerage agreement by and between Bucks Funding and BNPP and a special custody and pledge agreement by and among Bucks Funding, BNPP and State Street Bank and Trust Company, or State Street, as custodian, each dated as of March 10, 2015, and which are collectively referred to herein as the BNP financing agreements.

The Fund may contribute securities to Bucks Funding from time to time, subject to certain restrictions set forth in the committed facility agreement, and will retain a residual interest in any securities contributed through its ownership of Bucks Funding or will receive fair market value for any securities sold to Bucks Funding. Bucks Funding may purchase additional securities from various sources. Bucks Funding has appointed the Fund to manage its portfolio of securities pursuant to the terms of an investment management agreement. Bucks Funding’s obligations to BNP PBIL under the Bucks Funding facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of securities. Such pledged portfolio of securities is held in a segregated custody account with State Street. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the BNP financing agreements. The obligations of Bucks Funding under the Bucks Funding facility are non-recourse to the Fund, and the Fund’s exposure under the Bucks Funding facility is limited to the value of its investment in Bucks Funding.

Borrowings under the Bucks Funding facility accrue interest at a rate equal to three-month LIBOR plus 1.10% per annum. Interest is payable monthly in arrears. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent the aggregate principal amount available under the Bucks Funding facility has not been utilized. Bucks Funding may terminate the committed facility agreement upon 270 days’ notice. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP PBIL is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the committed facility agreement. BNP PBIL has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc. or Fitch Ratings, Inc. during the term of the Bucks Funding facility. Upon any such termination, BNP PBIL is required to pay Bucks Funding a fee equal to 0.50% of the maximum amount of financing available on the termination date. Bucks Funding paid an arrangement fee and incurred certain other customary costs and expenses in connection with obtaining and amending the Bucks Funding facility.

In connection with the Bucks Funding facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

of this type. The BNP financing agreements contain the following events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Fund or Bucks Funding; (b) any change in BNP PBIL’s interpretation of applicable law that, in the reasonable opinion of counsel to BNP PBIL, has the effect of impeding or prohibiting the Bucks Funding facility; (c) certain events of insolvency or bankruptcy by the Fund or Bucks Funding; (d) specified material reductions in the Fund’s or Bucks Funding’s NAV; (e) any change in the Fund’s fundamental or material investment policies; and (f) the termination of the investment advisory agreement or if FS Global Advisor otherwise ceases to act as the Fund’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP PBIL.

Under the terms of the BNP financing agreements, BNP PBIL has the ability to borrow a portion of the pledged collateral, or collectively, the rehypothecated securities, subject to certain limits. Bucks Funding will receive a fee from BNP PBIL in connection with any rehypothecated securities. Bucks Funding may designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Bucks Funding to BNP PBIL. Bucks Funding may recall any rehypothecated security at any time, and BNP PBIL must return such security or equivalent security within a commercially reasonable period. In the event BNP PBIL does not return the security, Bucks Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such unreturned rehypothecated security against any outstanding borrowings owed to BNP PBIL under the BNP financing agreements. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Bucks Funding under the BNP financing agreements, BNP PBIL may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Bucks Funding will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities.

As of June 30, 2017, $396,459 was outstanding under the Bucks Funding facility. The carrying amount outstanding under the Bucks Funding facility approximates its fair value. The Fund incurred costs of $450 in connection with obtaining and amending the Bucks Funding facility, which the Fund has recorded as deferred financing costs on its unaudited consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of June 30, 2017, $100 of such deferred financing costs had yet to be amortized to interest expense.

For the six months ended June 30, 2017, the components of total interest expense for the Bucks Funding facility were as follows:

Six Months Ended June 30, 2017
Direct interest expense	$3,886
Non-usage fees	3
Amortization of deferred financing costs	75

Total interest expense	$3,964

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

For the six months ended June 30, 2017, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Bucks Funding facility were as follows:

Six Months Ended June 30, 2017
Cash paid for interest expense(1)	$—
Average borrowings under the facility	$345,455
Effective interest rate on borrowings (including the effect of non-usage fees)	2.39%
Weighted average interest rate (including the effect of non-usage fees)	2.24%

(1)	Interest under the Bucks Funding facility is payable monthly or may be capitalized on the principal balance as additional cash borrowing.

Borrowings of Bucks Funding are considered borrowings of the Fund for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Companies’ prospectuses and the Companies’ and the Fund’s other filings with the U.S. Securities and Exchange Commission.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Fund does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Global Advisor and its affiliates (including FS Investments).

See Note 7 for a discussion of the Fund’s unfunded commitments.

Note 12. Subsequent Events

On August 25, 2017, Dauphin Funding entered into an amendment to the Dauphin Funding facility to, among other things, extend the maturity date of the Dauphin Funding facility to August 25, 2018.

Supplemental Information

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Form N-Q Filings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Interests in FS Global Credit Opportunities Fund are not registered under the Securities Act of 1933, as amended (the "Securities Act"), and are issued only to FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, FS Global Credit Opportunities Fund—T, FS Global Credit Opportunities Fund—T2 and FS Global Credit Opportunities Fund—ADV in private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. This semi-annual report does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in FS Global Credit Opportunities Fund. Past performance is not indicative of future results.

www.fsinvestments.com
© 2017 FS Investments

SAN16-GCO-M
DFS AU17

Item 2.	Code of Ethics.

Not applicable to this semi-annual report on Form N-CSR.

Item 3.	Audit Committee Financial Expert.

Not applicable to this semi-annual report on Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this semi-annual report on Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this semi-annual report on Form N-CSR.

Item 6.	Investments.

(a)	The Company invests substantially all of its assets in FS Global Credit Opportunities Fund (the “Fund”), a separate non-diversified, closed-end management investment company with the same investment objectives and strategies as the Company. All investments in portfolio companies are made at the Fund level. The Fund’s unaudited consolidated schedule of investments as of June 30, 2017 is included as part of the Semi-Annual Report included in Item 1 of this semi-annual report on Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report on Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this semi-annual report on Form N-CSR.

(b)	Not applicable to this semi-annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Company during the period covered by this semi-annual report on Form N-CSR.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Company’s shareholders may recommend nominees to the Company’s board of trustees during the period covered by this semi-annual report on Form N-CSR.

Item 11.	Controls and Procedures.

(a)	The Company’s principal executive officer and principal financial officer have evaluated the Company’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this semi-annual report on Form N-CSR and have concluded that the Company’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Company in this semi-annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There was no change in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this semi-annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this semi-annual report on Form N-CSR.

(a)(2)	The certifications of the Company’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are included herein.

(a)(3)	Not applicable.

(b)	The certifications of the Company’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Global Credit Opportunities Fund—T2

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
Date: August 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: August 29, 2017

By:	/s/ WILLIAM GOEBEL
William Goebel
Chief Financial Officer
(Principal Financial Officer)
Date: August 29, 2017